SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

COMMAND SECURITY CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
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for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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COMMAND SECURITY CORPORATION
P.O. Box 340, 1133 Route 55, Suite D,
Lagrangeville, New York 12540
July 29, 2009

Dear Shareholder:

On behalf of your Board of Directors, I cordially invite you to attend the 2009 Annual Meeting of Shareholders of Command Security Corporation, which will be held on September 17, 2009 at 12:00 p.m., Eastern Daylight Time, at the offices of Akin Gump Strauss Hauer & Feld LLP, One Bryant Park, New York, New York 10036.

The matters to be acted upon at our Annual Meeting are described in the attached Notice of Annual Meeting of Shareholders and the accompanying proxy statement.

Your vote is important.  After reading the proxy statement, please mark, date, sign and return the enclosed proxy card in the prepaid envelope to ensure that your shares will be represented at the Annual Meeting in case you are unable to attend in person.  If you attend the Annual Meeting, you may vote your shares in person, even if you have signed and returned the proxy card.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

We have enclosed a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2009.

We look forward to seeing you at the Annual Meeting.

Sincerely yours,

Edward S. Fleury
Chief Executive Officer

COMMAND SECURITY CORPORATION
P.O. Box 340, 1133 Route 55, Suite D
Lagrangeville, New York 12540

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 17, 2009

TO THE SHAREHOLDERS OF COMMAND SECURITY CORPORATION:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the “Annual Meeting”) of Command Security Corporation, a New York corporation (the “Company”), will be held on September 17, 2009 at 12:00 p.m., Eastern Daylight Time, at the offices of Akin Gump Strauss Hauer & Feld LLP, One Bryant Park, New York, New York 10036, for the following purposes:

1.
To elect as members of Class I of our Board of Directors the four nominees named in the proxy statement accompanying this notice, to serve on our Board of Directors until our 2011 annual meeting of shareholders, or until their respective successors have been duly elected and qualified;

2.	To approve the adoption of the Command Security Corporation 2009 Omnibus Equity Incentive Plan;

3.	To ratify the selection of D'Arcangelo & Co., LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2010; and

4.
To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.  Our Board of Directors is not presently aware of any other matter that may be raised for consideration at the Annual Meeting.

All of the foregoing is more fully set forth in the proxy statement accompanying this notice.

Our Annual Report on Form 10-K for the fiscal year ended March 31, 2009 is being mailed to shareholders along with the attached proxy statement.

Our Board of Directors has fixed the close of business on July 17, 2009 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment of the Annual Meeting.  All holders of record of shares of our common stock as of the record date will be entitled to attend and vote at the Annual Meeting.

A complete list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder of the Company for any purpose germane to the Annual Meeting during normal business hours at our principal executive offices at 1133 Route 55, Suite D, Lagrangeville, New York for the 10-day period immediately preceding the Annual Meeting.

Shareholders are cordially invited to attend the Annual Meeting in person.  Whether or not you plan to attend the Annual Meeting, please mark, date, sign and return the enclosed proxy card to ensure that your shares are represented at the Annual Meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder. You may attend the Annual Meeting and vote your shares personally, even if you have sent in a proxy.

July 29, 2009

By Order of the Board of Directors

Edward S. Fleury
Chief Executive Officer

IMPORTANT: Please mark, date, sign and return the enclosed proxy card as soon as possible. The proxy is revocable and it will not be used if you (i) give written notice of revocation to the Secretary of the Company, P.O. Box 340, 1133 Route 55, Suite D, Lagrangeville, New York 12540, prior to the vote to be taken at the Annual Meeting, (ii) submit a later-dated proxy or (iii) attend and vote at the Annual Meeting.

Table of Contents

COMMAND SECURITY CORPORATION
P.O. Box 340, 1133 Route 55, Suite D
Lagrangeville, New York 12540

PROXY STATEMENT

FOR 2009 ANNUAL MEETING OF SHAREHOLDERS

GENERAL QUESTIONS AND ANSWERS

Why did we send you this Proxy Statement?

A:
We sent you this Proxy Statement and the enclosed proxy card because our Board of Directors (“Board”) is soliciting your proxy to vote at our 2009 Annual Meeting of Shareholders of Command Security Corporation (referred to herein as “we,”, “us,”, “Command” or the “Company”).  The Proxy Statement also gives you information on the proposals to be voted upon at the Annual Meeting, as well as other information so that you can make an informed decision.  You are invited to attend the Annual Meeting to vote on the proposals, but you do not need to attend in person in order to vote.  You may instead vote by mail using the enclosed proxy card, or vote by using the internet or the telephone as described in the instructions printed on your proxy card.

When is the Proxy Statement being mailed?

A:	This Proxy Statement will first be mailed on or about July 29, 2009 to shareholders aof the Company by the Board of Directors (the “Board”) to solicit proxies for use at the Annual Meeting.

When is the Annual Meeting and where will it be held?

A:
The Annual Meeting will be held on September 17, 2009 at 12:00 p.m., Eastern Daylight Time, at the offices of our legal counsel, Akin Gump Strauss Hauer & Feld LLP, One Bryant Park, New York, New York.

Who is asking for my vote at the Annual Meeting?

A:
The Board asks that you vote on the proposals listed in the Notice of the Annual Meeting of Shareholders. The votes will be taken at the Annual Meeting on September 17, 2009 or, if the Annual Meeting is adjourned, at any later meeting.  The Board recommends that you vote “FOR” each of the proposals presented in this Proxy Statement.

Who may attend and vote at the Annual Meeting?

A:
All shareholders of the Company may attend the Annual Meeting.  Only shareholders of record at the close of business on July 17, 2009, will be entitled to vote at the Annual Meeting. On this record date, there were 10,804,683 shares of common stock outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name.  If on July 17, 2009, your shares were registered directly in your name with our transfer agent, Computershare Investor Services, then you are a shareholder of record.  As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card by mail or vote by proxy over the telephone or the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.  If on July 17, 2009, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting.

However, since you are not the shareholder of record, you will need to present valid picture identification, such as a driver's license or passport, and proof of share ownership, such as a bank or brokerage account statement reflecting your ownership as of the record date, before being admitted to the Annual Meeting.  In addition, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

Shareholders entitled to attend and vote at the Annual Meeting are entitled to appoint one or more proxies to attend and vote in their place.  A person to whom a proxy is granted need not be a shareholder of the Company.

What am I being asked to vote on?

A:	You are being asked to vote on:

1.	The election of four (4) Class I directors to serve on our Board of Directors until our 2011 annual meeting of shareholders, or until their respective successors have been duly elected and qualified;

2.	The adoption of the Company’s 2009 Omnibus Equity Incentive Plan;

3.	The ratification of the appointment of D'Arcangelo & Co., LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2010; and

4.	Such other business as may properly come before the Annual Meeting or any adjournments thereof.

How do I vote?

A:
You may vote by either attending the Annual Meeting or by appointing a proxy by signing and dating each  proxy card you receive and returning it in the enclosed prepaid envelope.  We encourage you to complete and send in your proxy card.  If you then decide to attend the Annual Meeting, you may revoke your proxy by voting in person.

All shares represented by valid proxies, unless the shareholder otherwise specifies, will be voted:

•	“FOR” the election of each of the four (4) persons identified in “Proposals for Election of Directors” as nominees for election as Class I directors of the Company for terms expiring in 2011;

•	“FOR” the adoption of the Company’s 2009 Omnibus Equity Incentive Plan;

•	“FOR” the ratification of D'Arcangelo & Co., LLP as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2010; and;

•	At the discretion of the proxy holders with regard to any other matter that may properly come before the Annual Meeting.

Where a shareholder has properly specified how a proxy is to be voted, it will be voted by the proxy in the manner specified.

Can I change my vote after I have returned my proxy card?

A:	Yes. You may revoke your proxy by:

•	sending a written notice of revocation or another signed proxy with a later date to the Company’s principal executive offices, P.O. Box 340, 1133 Route 55, Suite D. Lagrangeville, New York 12540; or

•	attending the Annual Meeting and voting in person.

What does it mean if I receive more than one proxy card?

A:	If you receive more than one proxy card, it is because your shares are held in more than one account. You will need to sign and return all proxy cards to insure that all your shares are voted.

My common shares are held in “street name.” Will my broker vote my shares at the meeting?

A:
If your shares are held in the name of a broker, then only your broker can execute a proxy and vote your shares and only after receiving your specific instructions.  Remember that your shares cannot be voted unless you return a signed and executed proxy card to your broker.  However, please be advised that broker non-votes with respect to any matter to be voted on at the Annual Meeting will not be voted but will be counted as present to determine whether there is a quorum for voting purposes on such matters at the Annual Meeting.  Broker non-votes occur when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power for that particular proposal and has not received instructions from the beneficial owner of the shares.  Please sign, date and promptly mail the enclosed proxy card in the envelope provided by your broker.

Under New York law, corporate action taken at a shareholders' meeting is generally based on the votes cast. “Votes cast” means the votes actually cast “for” or “against” a particular proposal, whether in person or by proxy.   Therefore, abstentions and broker non-votes generally have no effect in determining whether a proposal is approved by Shareholders.  Directors are elected by a plurality of the votes cast, while approval of Proposal 3, to ratify the Board’s selection of our independent accountants, requires the affirmative vote of a majority of the votes cast at the Annual Meeting.  However, approval of Proposal 2, to adopt the Company’s 2009 Omnibus Equity Incentive Plan, requires the affirmative vote of a majority of all of our outstanding common shares, not merely of the votes cast.  Accordingly, abstentions and broker non-votes in connection with Proposal 2 will have the same effect as a vote against Proposal 2.

Who will count the vote?

A:	Barry I. Regenstein, our President and Chief Financial Officer, will tabulate the votes and act as inspector of election.

What constitutes a quorum for the Annual Meeting?

A:
As of the Record Date, 10,804,683 common shares of the Company were issued, outstanding and entitled to vote at the Annual Meeting.  The presence, in person or by proxy, of shareholders holding at least fifty percent (50%) of the issued and outstanding common shares entitled to vote at the Annual Meeting will constitute a quorum for purposes of the matters to be voted upon at the Annual Meeting.  If you submit a properly executed proxy card, then the common shares covered by that proxy card will be considered part of the quorum.  Votes that are withheld and broker non-votes will be counted towards a quorum.

What is the required vote for election of each director?

A:
Members of our Board will be elected by a plurality of the affirmative votes cast in person or represented by proxy and entitled to vote at the Annual Meeting.  Accordingly, the four (4) nominees for Class I director receiving the highest number of affirmative votes for such class will be elected. A shareholder may, with respect to the election of directors, (i) vote for the election of all of the nominees, (ii) withhold authority to vote for any one or more of the nominees or (iii) withhold authority to vote for all of the nominees by so indicating in the appropriate spaces on the enclosed proxy card.  Because the nominees will be elected by a plurality vote, neither broker non-votes nor shares abstaining from the vote on the proposal to elect the slate of nominees will have an effect on the outcome of the vote on Proposal One. If you are in favor of the slate of nominees, you are urged to vote “for” each nominee identified in Proposal One.

What vote is required to adopt the Company’s 2009 Omnibus Equity Incentive Plan?

A:
The affirmative vote of the holders of a majority of our outstanding common shares, whether or not present in person or represented by proxy at the Annual Meeting, is required to approve the adoption of our 2009 Omnibus Equity Incentive Plan.  With respect to the proposal to adopt the Company’s 2009 Omnibus Equity Incentive Plan, abstentions and broker “non-votes” are considered to be shares present and entitled to be cast and will have the effect of a negative vote on the matter.  If you are in favor of the adoption of our 2009 Omnibus Equity Incentive Plan, you are urged to vote “for” Proposal Two.

What vote is required to ratify the Board’s selection of our independent registered public accounting firm?

A:
The affirmative vote of a majority of the votes cast in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the Board’s selection of our independent public accounting firm.  With respect to the approval of the ratification of the appointment of the independent accountants, abstentions are considered to be shares present and entitled to be cast and will have the effect of a negative vote on the matter, and broker “non-votes” are not counted as shares eligible to vote and will have no effect on the outcome of the matter.  If you are in favor of the ratification of the appointment of our independent accountants, you are urged to vote “for” Proposal Three.  Shareholder ratification of the selection of D'Arcangelo & Co., LLP as our independent public accountants is not required by our By-laws or other applicable legal requirement.  However, the Board is submitting the selection of D'Arcangelo & Co., LLP to the shareholders for ratification as a matter of good corporate governance.  If the shareholders fail to ratify the selection, the audit committee of our Board of Directors (the “Audit Committee”) will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in our and our shareholders' best interests.

Are there other matters to be acted upon at the Annual Meeting?

A:	We are not aware of any other matters to be presented or acted upon at the Annual Meeting.

If any other matter is presented at the Annual Meeting on which a vote may properly be taken, the shares represented by proxies will be voted in accordance with the judgment of the proxy holders.

How are proxies being solicited?

A:
Proxies may be solicited by mail, advertisement, telephone, via the Internet or in person. Solicitations may be made by directors, officers, investor relations personnel and other employees of the Company, none of whom will receive additional compensation for such solicitations.  Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the Company's solicitation material to their customers for whom they hold shares.  We will reimburse brokerage firms and others for their reasonable expenses in forwarding proxy materials to the beneficial owners of our common shares and obtaining voting instructions from beneficial owners of our common shares.

When are shareholder proposals for inclusion in the proxy statement for the 2010 Annual Meeting due?

A:
Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shareholders may present proper proposals for inclusion in a company's proxy statement and for consideration at the next annual meeting of its shareholders by submitting their proposals to us in a timely  manner.

A proposal by a shareholder intended for inclusion in our proxy materials for the 2010 Annual Meeting of Shareholders pursuant to Rule 14a-8 of the Exchange Act must be received by us marked for the attention of the Secretary, Command Security Corporation, P.O. Box 340, 1133 Route 55, Suite D, Lagrangeville, New York, 12540, on or before March 31, 2010, in order to be considered for such inclusion. Shareholder proposals intended to be submitted at the 2010 Annual Meeting of Shareholders outside the framework of Rule 14a-8 will be considered untimely under Rule 14a-4(c)(1) if not received by us at the above address on or before June 15, 2010. If we do not receive notice of the matter by the applicable date, the proxy holders will vote on the matter, if properly presented at the meeting, in their discretion.

Who can help answer my questions?

A:	If you have any questions about the Annual Meeting you should contact Barry I. Regenstein, our President and Chief Financial Officer, at (845) 454-3703.

As of July 29, 2009, executive officers and directors of the Company beneficially own, in the aggregate, approximately 54.4% of our outstanding common shares.  They have all indicated that they intend to vote all of their shares in the manner recommended by our Board of Directors.

The entire expense of printing, preparing, assembling and mailing proxy materials and the cost of soliciting proxies will be borne by the Company.

IMPORTANT: Whether or not you intend to attend the Annual Meeting, Please mark, date and sign the enclosed proxy card and return it at your earliest convenience in the enclosed postage-prepaid return envelope so that your common shares will be voted.  This will not limit your right to revoke your proxy or to attend or vote at the Annual Meeting.

Proposal One

Election of Directors

Our Board is currently comprised of seven (7) members divided into two classes of directors serving staggered two-year terms.  Class II currently consists of three directors: Barry I. Regenstein, Robert S. Ellin and Thomas P. Kikis.  Class I currently consists of four directors: Edward S. Fleury, Peter T. Kikis, Laurence A. Levy and Martin C. Blake, Jr.

The Class II directors of the Company will continue in office for their existing terms, which expire at the 2010 annual meeting of shareholders or when their respective successors are elected and have been duly elected and qualified.  The Class I directors of the Company to be elected at the Annual Meeting will serve for a term of two years, expiring at the annual meeting of shareholders in 2011 or until their respective successors are elected and have qualified.

Unless authority to vote for directors is withheld, the Company intends that the shares represented by the enclosed proxy will be voted for the election of the nominees listed below.  In the event the nominees become unable or unwilling to accept nomination or election, the shares represented by the enclosed proxy will be voted for the election of such persons as the Board of Directors may select.  The Board of Directors has no reason to believe that the nominees will be unable or unwilling to serve.

Directors are elected by a plurality vote of the aggregate voting power of the shares of outstanding common stock, present in person or represented by proxy, voting together as a single class. Accordingly, the four (4) nominees for Class I director receiving the highest number of affirmative votes for such class will be elected.

Directors

Set forth below is certain information regarding the Company's directors, including information furnished by them as to their principal occupations and business experience for the past five years, membership on committees of the board and directorships held by them in other publicly-held companies, their respective ages as of July 29, 2009 and the year in which each became a director of the Company. Each director has served continuously with the Company since his first election as indicated below.

Name	Age	Position with the Company	Director Since
Class I nominees for terms ending in 2011
Edward S. Fleury	67	Chief Executive Officer and Director	2008
Peter T. Kikis	86	Director and Chairman of the Board	2004
Martin C. Blake, Jr.	55	Chief Operating Officer and Director	2004
Laurence A. Levy	61	Director	2008

Continuing Class II Directors:
Thomas P. Kikis	48	Director	2004
Robert S. Ellin	44	Director	2004
Barry I. Regenstein	52	President, Chief Financial Officer and Director	2007

Nominees for Class I of our Board of Directors

Edward S. Fleury joined the Company as Chief Executive Officer and was elected to our Board in September 2008. Mr. Fleury has over 39 years experience in a variety of senior management positions in Guarding, Electronic Security, Cleaning, Pest Control and Health Care Products in North America. The last 16 years have been with Rentokil Initial Plc., one of the largest service companies in the world. In addition to Rentokil Initial, Mr. Fleury has held Executive or CEO positions with Burns International, Wells Fargo Security and National Guardian Corporation. During his time with these organizations, Mr. Fleury was also responsible for acquisition strategy and was directly involved in negotiating many of their transactions. He has been involved in successfully completing and integrating more than 80 merger and acquisition transactions ranging in price from $200,000 to $150 million. Over the last two years, his responsibility for Rentokil Initial was as Director of Mergers and Acquisitions North America for all service related businesses. Mr. Fleury received a B.S. in Economics from Villanova University and attended Fairleigh Dickinson University Graduate School.

Peter T. Kikis has served as one of our directors since August 2004 and was named Co-Chairman of the Board in September 2006. Since 1950, Mr. Kikis has been the President and a principal in Spencer Management Company, a real estate development and management company in New York. Previously he was an investor and a director of the Company from February 1995 to September 2000. He is a director of Deltec International S.A. and Atlas Capital Group Holdings, S.A.

Martin C. Blake, Jr. has served as one of our directors since October 2004. Mr. Blake has served as our Chief Operating Officer since January 2006. Mr. Blake has been employed by the Company since 1995, and served as Vice President and head of our Aviation Division from 1995 to December 2005. Mr. Blake has over thirty years of experience in aviation security services. Prior to joining the Company in 1995, Mr. Blake retired as a Major in the United States Air Force, where he served in a variety of senior management positions. Mr. Blake's last assignment was as the Program Manager for Electronic Security Systems, Electronic Systems Division. In this capacity he managed a $20 million annual program responsible for global marketing, procurement, and deployment of electronic security systems. He was responsible for integrating security systems and programs at international airports in Germany, Turkey, and the United Kingdom. Previously, Mr. Blake was the Director of Security at the Department of Defense's largest classified air flight facility, incorporating over 1,200 square miles of restricted air space. Establishing aviation security programs for major aircraft defense contractors was an integral responsibility of his position. Mr. Blake also served as the Security Program Manager for Air Force space programs, including security for the Space Shuttle and expendable space launch vehicles. He also led the effort to integrate a shared automated entry control system for use at Cape Canaveral, Kennedy Space Center, and the Johnson Space Center.

Laurence A.  Levy was elected to our Board in June 2008. Mr. Levy has been practicing law for more than thirty years, including more than two decades counseling political, governmental and business leaders. Mr. Levy joined the law firm of HoltzmanVogel PLLC, in April 2008 following his tenure as General Counsel of the Rudy Giuliani Presidential Committee, Inc. and continues to be responsible for all legal matters of the Committee.  Prior to joining the campaign, Mr. Levy served as Director and Counsel of Giuliani Partners from April 2003 through April 2008, a management, financial and security consulting firm. Before entering the private sector, Mr. Levy served as Deputy Counsel to Mayor Giuliani, from February 1997 through December 2001.  In addition to his political legal expertise, Mr. Levy has successfully managed large economic development projects. While working in City Hall, he helped bring the Yankee’s and Mets minor league teams to New York, and assisted in many financial and logistical aspects of building their new stadiums.  In January 2002, Mr. Levy assumed a full time position as President of the Twin Towers Fund, a charity devoted to helping the families of rescue workers killed or seriously injured in the terrorist attack on the World Trade Center on September 11th.  Mr. Levy continues to remain active in charitable endeavors such as Chairman of America’s Camp Foundation and President of the National Law Enforcement and Firefighters Children’s Foundation.  From 1982 to 1997, Mr. Levy served on the Executive Staff of Corporation Counsel of the City of New York. He was responsible for the supervision, training and management of over 600 attorneys as well as serving as lead counsel in major litigation and directly counseling Mayors Koch, Dinkins and Giuliani. Earlier in his career he served as an Assistant District Attorney in New York and an Administrative Law Judge.  Mr. Levy served as an Adjunct Professor teaching New York Practice and Trial Advocacy at St. John’s University Law School from 1996 to 2002; he received his J.D. there in 1976. He held a similar position at Fordham University School of Law teaching from 1993 to 2002.

Incumbent Class II Directors

Thomas P. Kikis has served as one of our directors since August 2004. Mr. Kikis is the managing member of Arcadia Securities, LLC, a New York based registered broker-dealer which he organized in 1998. He is also the President of Kikis Asset Management, a New York - based money management firm he started in 1991.  Prior to that, he was Vice President in charge of trading and a Portfolio Manager at Deltec Securities, the New York subsidiary of an international investment bank.  Previously he was an investor and a director of the Company from October 1997 to September 2000.  Mr. Kikis has a B.A. from Princeton University and an Executive M.B.A. in Finance from the New York University Stern Graduate School of Business.

Robert S. Ellin has served as one of our directors since August 2004. Mr. Ellin is a Managing Member of Trinad Capital L.P., a hedge fund dedicated to investing in micro-cap public companies. Prior to joining Trinad Capital, Mr. Ellin was the founder and President of Atlantis Equities, Inc. (“Atlantis”), a personal investment company. Founded in 1990, Atlantis has actively managed an investment portfolio of small capitalization public companies as well as select private company investments. Mr. Ellin frequently played an active role in Atlantis investee companies including board representation, management selection, corporate finance and other advisory services. Through Atlantis and related companies Mr. Ellin spearheaded investments into ThQ, Inc., Grand Toys and Forward Industries, Inc. and completed a leveraged buyout of S&S Industries, Inc., where he also served as President from 1996 to 1998. Prior to founding Atlantis, Mr. Ellin worked in Institutional Sales at LF Rothschild, and prior to that he was Manager of Retail Operations at Lombard Securities. Mr. Ellin has a B.A. from Pace University.  Mr. Ellin is also a member of each of the board of directors of Mandalay Media Inc., Atrinsic, Inc. and Lateral Media Inc.

Barry I. Regenstein has served as our President since January 2006 and as our Executive Vice President and Chief Operating Officer from August 2004 until December 2005, and also as our Chief Financial Officer since October 2004. Mr. Regenstein has over 30 years of experience including over 25 years in operations and finance of contract services companies. Most recently, Mr. Regenstein rendered consulting services for Trinad Capital, L.P., a shareholder of the Company, and its affiliates, from February 2004 until August 2004. Prior to that period, Mr. Regenstein served as a Senior Vice President and Chief Financial Officer of GlobeGround North America LLC (formerly Hudson General Corporation), an airport services company from 2001 until 2003. Mr. Regenstein also served as Vice President and Chief Financial Officer of GlobeGround North America LLC from 1997 to 2001 and was employed in various executive capacities with GlobeGround North America LLC since 1982. Prior to joining Hudson General Corporation, he was with Coopers & Lybrand in Washington, D.C. Mr. Regenstein is a Certified Public Accountant and received a B.S. in Accounting from the University of Maryland and an M.S. in Taxation from Long Island University.  Mr. Regenstein is also a member of each of the board of directors of Prolink Holdings Corporation, Mandalay Media Inc., Zoo Entertainment, Inc. and Lateral Media Inc.

Peter T. Kikis is the father of Thomas P. Kikis.  There are no other family relationships among any of our directors or executive officers.

The Board of Directors unanimously recommends a vote FOR the election of each of the Class I nominees for director listed above.

Proposal Two
Approval of the
2009 Omnibus Equity Incentive Plan

Background and Reasons for Adoption

The Board of Directors has, subject to approval by the Company’s shareholders at the Annual Meeting, adopted the Command Security Corporation 2009 Omnibus Equity Incentive Plan (the “Plan”). The purpose of the Plan is to enable the Company to provide certain key individuals, upon whose judgment, initiative and efforts the Company will largely depend for the successful conduct of its business, with incentives to enter into and remain in the service of the Company (or a Company subsidiary), to acquire or increase their proprietary interest in the success of the Company, to maximize their performance, and thereby enhance the long-term performance of the Company. It is anticipated that providing such persons with a direct stake in the Company will assure a close identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf. The following description of the Plan is qualified in its entirety by reference to the full text of such Plan, which is set forth in the attached to this Proxy Statement as Exhibit A.

General Description of the Command Security Corporation 2009 Omnibus Equity Incentive Plan

Shareholders are being asked to approve our 2009 Omnibus Equity Incentive Plan, which we sometimes refer to as the 2009 Incentive Plan. Our board of directors approved the 2009 Incentive Plan, subject to shareholder approval, on September 17, 2009. The purpose of the 2009 Incentive Plan is to attract and retain key personnel and to provide a means for directors, officers, employees, consultants and advisors to acquire and maintain an interest in the company, which interest may be measured by reference to the value of our common shares.

If approved by our shareholders, the 2009 Incentive Plan will be effective as of September 17, 2009. A copy of the 2009 Incentive Plan is attached hereto as Exhibit A, and the following description is qualified in its entirety by reference to the 2009 Incentive Plan.

Administration.  Our Compensation Committee will administer the 2009 Incentive Plan. The committee will generally have the authority to designate participants, determine the type or types of awards to be granted to a participant, determine the terms and conditions of any agreements evidencing any awards granted under the 2009 Incentive Plan and to adopt, alter and repeal rules, guidelines and practices relating to the 2009 Incentive Plan. Our Compensation Committee will have full discretion to administer and interpret the 2009 Incentive Plan and to make any other determination and take any other action that it deems necessary or desirable for the administration of the 2009 Incentive Plan.

Eligibility.  Employees, directors, officers, advisors or consultants and prospective employees, directors, officers, advisors or consultants of the Company or its affiliates are eligible to participate in the 2009 Incentive Plan. Our Compensation Committee has the sole and complete authority to determine who will be granted an award under the 2009 Incentive Plan, however, it may delegate such authority to one or more officers of the Company under the circumstances set forth in the 2009 Incentive Plan.

Number of Shares Authorized.  The 2009 Incentive Plan provides for an aggregate of 1,500,000 common shares to be available for awards.  No more than 750,000 common shares may be granted under our 2009 Incentive Plan to any participant during any single year with respect to performance compensation awards that are options or stock appreciation rights.  Shares that are used to pay the exercise price of an option or that are withheld to satisfy the Participant’s tax withholding obligation will not be available for re-grant under the 2009 Incentive Plan. If there is any change in our corporate capitalization, the Compensation Committee in its sole discretion may make substitutions or adjustments to the number of shares reserved for issuance under our 2009 Incentive Plan, the number of shares covered by awards then outstanding under our 2009 Incentive Plan, the limitations on awards under our 2009 Incentive Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate.

The 2009 Incentive Plan will have a term of ten years and no further awards may be granted under the 2009 Incentive Plan after that date.

Awards Available for Grant.  Our Compensation Committee may grant awards of non-qualified stock options, incentive (qualified) stock options, stock appreciation rights, restricted stock awards, restricted stock units, stock bonus awards, performance compensation awards (including cash bonus awards) or any combination of the foregoing.

Options.  Our Compensation Committee will be authorized to grant options to purchase common shares that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, for incentive stock options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the 2009 Incentive Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by our Compensation Committee and specified in the applicable award agreement. In general, the exercise price per common share for each option granted under the 2009 Incentive Plan will not be less than the fair market value of a common share at the time of grant. The maximum term of an option granted under the 2009 Incentive Plan will be ten years from the date of grant (or five years in the case of a qualified option granted to a 10% shareholder). Unless otherwise provided in an award agreement, options granted under the 2009 Incentive Plan will vest on the third anniversary of the grant date.  Payment in respect of the exercise of an option may be made in cash or by check, by surrender of unrestricted shares (at their fair market value on the date of exercise) that have been held by the participant for any period deemed necessary by our accountants to avoid an additional compensation charge or have been purchased on the open market, or our Compensation Committee may, in its discretion and to the extent permitted by law, allow such payment to be made through a broker-assisted cashless exercise mechanism, a net exercise method, or by such other method as our Compensation Committee may determine to be appropriate.

Stock Appreciation Rights.  Our Compensation Committee will be authorized to award stock appreciation rights (or SARs) under the 2009 Incentive Plan. SARs will be subject to the terms and conditions established by our Compensation Committee. An SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. An option granted under the 2009 Incentive Plan may include SARs and SARs may also be awarded to a participant independent of the grant of an option. SARs granted in connection with an option shall be subject to terms similar to the option corresponding to such SARs. SARs shall be subject to terms established by our Compensation Committee and reflected in the award agreement.  Unless otherwise provided in an award agreement, SARs granted pursuant to the 2009 Incentive Plan will vest and become exercisable on the third anniversary of the grant date.

Restricted Stock.  Our Compensation Committee will be authorized to award restricted stock under the 2009 Incentive Plan. Unless otherwise provided by our Compensation Committee and specified in an award agreement, restrictions on restricted stock will lapse after three years of service with the Company. Our Compensation Committee will determine the terms of such restricted stock awards. Restricted stock is common shares that generally are non-transferable and subject to other restrictions determined by our Compensation Committee for a specified period. Unless our Compensation Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the restricted period, then any unvested restricted stock is forfeited.

Restricted Stock Unit Awards.  Our Compensation Committee will be authorized to award restricted stock unit awards. Unless otherwise provided by our Compensation Committee and specified in an award agreement, restricted stock units will vest after three years of service with the Company. Our Compensation Committee will determine the terms of such restricted stock units. Unless our Compensation Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited. At the election of our Compensation Committee, the participant will receive a number of common shares equal to the number of units earned or an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned or at a later date selected by our Compensation Committee.

Stock Bonus Awards.  Our Compensation Committee will be authorized to grant awards of unrestricted common shares or other awards denominated in common shares, either alone or in tandem with other awards, under such terms and conditions as our Compensation Committee may determine.

Performance Compensation Awards.  Our Compensation Committee will be authorized to grant any award under the 2009 Incentive Plan in the form of a performance compensation award by conditioning the vesting of the award on the satisfaction of certain performance goals. The committee may establish these performance goals with reference to one or more of the following:

●	net earnings or net income;

●	basic or diluted earnings per share;

●	net revenue or revenue growth;

●	gross profit or gross profit growth;

●	operating profit;

●	return measures (including, but not limited to, return on assets, capital, invested capital, equity or sales);

●	cash flow (including, but not limited to, operating cash flow, free cash flow and cash flow return on capital);

●	earnings before or after taxes, interest, depreciation, and/or amortization;

●	gross or operating margins;

●	productivity ratios;

●	share price (including, but not limited to, growth measures and total shareholder return);

●	expense targets;

●	margins;

●	operating efficiency;

●	objective measures of customer satisfaction;

●	working capital targets;

●	measures of economic value added;

●	enterprise value;

●	sales;

●	debt levels and net debt;

●	client retention;

●	employee retention;

●	objective measures of personal targets, goals or completion of projects; or

●	any combination of the foregoing.

Transferability.  Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution. Our Compensation Committee, however, may permit awards (other than incentive stock options) to be transferred to family members, a trust for the benefit of such family members, a partnership or limited liability company whose partners or stockholders are the participant and his or her family members or anyone else approved by it.

Amendment.  Our board of directors may amend, suspend or terminate the 2009 Incentive Plan at any time. However, shareholder approval to amend the 2009 Incentive Plan may be necessary if the law so requires. No amendment, suspension or termination will impair the rights of any participant or recipient of any award without the consent of the participant or recipient.

Change in Control. Except otherwise provided in an award agreement, in the event of a Change in Control (as defined in the 2009 Incentive Plan), all outstanding options and equity awards (other than performance compensation awards) issued under the 2009 Incentive Plan will become fully vested and performance compensation awards will vest, as determined by our Compensation Committee, based on the level of attainment of the specified performance goals. Our Compensation Committee may, in its discretion, cancel outstanding awards and pay the value of such awards to the participants in connection with a Change in Control.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the 2009 Incentive Plan and the disposition of shares acquired pursuant to the exercise of such awards and is intended to reflect the current provisions of the Code and the regulations there under. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Options.  The Code requires that, for treatment of an option as a qualified option, common shares acquired through the exercise of a qualified option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. Holders of qualified options will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the company for federal income tax purposes in connection with the grant or exercise of the qualified option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of a qualified option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by the company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an otherwise qualified option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the qualified option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.

No income will be realized by a participant upon grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise. The company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock.  A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Securities Exchange Act of 1934). The company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units.  A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. The company will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

SARs.  No income will be realized by a participant upon grant of an SAR. Upon the exercise of an SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. The company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Stock Bonus Awards.  A participant will have taxable compensation equal to the difference between the fair market value of the shares on the date the common shares subject to the award is transferred to the participant over the amount the participant paid for such shares, if any. The company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Section 162(m).  In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to its principal executive officer and the three other officers (other than the principal executive officer and principal financial officer) whose compensation is disclosed in its proxy statement as a result of their total compensation, subject to certain exceptions. The 2009 Incentive Plan is intended to satisfy an exception with respect to grants of options to covered employees. In addition, the 2009 Incentive Plan is designed to permit certain awards of restricted stock, restricted stock units, cash bonus awards and other awards to be awarded as performance compensation awards intended to qualify under the “performance-based compensation” exception to Section 162(m) of the Code.

New Plan Benefits

Future grants under the 2009 Incentive Plan will be made at the discretion of the Compensation Committee and, accordingly, are not yet determinable. In addition, the value of the awards granted under the 2009 Incentive Plan will depend on a number of factors, including the fair market value of our common shares on future dates, the exercise decisions made by the participants and/or the extent to which any applicable performance goals necessary for vesting or payment are achieved. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under, or having their annual bonus paid pursuant to, the 2009 Incentive Plan.

The Board of Directors unanimously recommends a vote “FOR” the approval of the 2009 Omnibus Equity
Incentive Plan.

Proposal Three
Ratification of the Appointment of D'Arcangelo & Co., LLP
as Independent Accountants

The Audit Committee has selected D'Arcangelo & Co., LLP as the independent accountants to audit the books, records and accounts of the Company for the current fiscal year ending March 31, 2010, subject to ratification by the shareholders at the Annual Meeting. D'Arcangelo & Co., LLP has audited the Company's financial statements since 1996.  Although shareholder ratification is not required by our By-laws or any other applicable legal requirement, the Board is submitting the selection of D'Arcangelo & Co., LLP to the shareholders for ratification as a matter of good corporate governance.  Our Board recommends that shareholders vote for ratification of such appointment.  In the event of a negative vote on ratification, our Board may reconsider its selection.  A representative of D'Arcangelo & Co., LLP is expected to be present at our Annual Meeting; they will have the opportunity to make a statement and will be available to answer questions from shareholders.

The Audit Committee has responsibility for the appointment, compensation and oversight of the work of the independent accountants. As part of this responsibility, the Audit Committee must pre-approve all permissible services to be performed by the independent accountants.

Pursuant to the Audit Committee charter, the Audit Committee is required to pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act, or the applicable rules of the Securities and Exchange Commission (“SEC”) or the Public Company Accounting Oversight Board) to be provided to the Company by the independent accountants; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

During the fiscal years ended March 31, 2009 and 2008 and the interim period between April 1, 2009 and July 29, 2009, neither the Company nor anyone acting on its behalf consulted D'Arcangelo & Co., LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events listed in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Approval of Proposal Three will require the affirmative vote of a majority of the common shares present or represented by proxy at the Annual Meeting and entitled to vote.

The following table sets forth the aggregate fees billed by D'Arcangelo & Co., LLP for audit and non-audit services rendered to the Company in our fiscal years ended March 31, 2008 and 2009. These fees are categorized as audit fees, audit related fees, tax fees and all other fees. The nature of the services provided in each category is described following the table.

Fee Category	Fiscal 2008	Fiscal 2009
Audit Fees	$168,009	$202,460
Audit-Related Fees	16,000	18,000
Tax Fees	55,575	82,600
All Other Fees	19,548	21,624
	$259,132	$324,684

Audit fees. These fees generally consist of professional services rendered for the audits of the financial statements of the Company and its internal control over financial reporting, quarterly reviews, consents, income tax provision procedures and assistance with and review of documents filed with the SEC.

Audit-related fees. These fees generally consist of assurance and other services related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent registered public accounting firm, issuance of consents, due diligence related to acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax fees. These fees generally relate primarily to tax compliance, including review and preparation of corporate tax returns, assistance with tax audits, review of the tax treatment for certain expenses and tax due diligence relating to acquisitions. They also include fees for state and local tax planning and consultations with respect to various tax matters.

All other fees. These fees generally consist of reviews for compliance with various government regulations, risk management and treasury reviews and assessments and audits of various contractual arrangements.

Our Board of Directors has determined that the services rendered by D'Arcangelo & Co., LLP are compatible with maintaining their independence as the Company's principal accountants and independent auditors.

The Board of Directors unanimously recommends a vote “FOR” ratification of the appointment of D'Arcangelo & Co., LLP as the Company's independent accountants for our fiscal year ending March 31, 2010.

Other Information

Information Concerning Executive Officers

The executive officers of the Company, along with their respective ages and positions with the Company, as of July 29, 2009, are set forth below. We refer to these individuals as our “Named Executive Officers.”

Name	Age	Position with the Company

Edward S. Fleury	67	Chief Executive Officer
Barry I. Regenstein	52	President and Chief Financial Officer
Martin C. Blake, Jr.	55	Chief Operating Officer
John C. Reed	44	Regional Vice President – New England
William A. Vigna	47	Regional Vice President – Mid-Atlantic
Marc W. Brown	53	Vice President—Corporate and Regional
Joseph T. Conlon	49	Vice President–West Region Regional Vice President – Aviation
		Safeguards–West Region

See “Proposal 1-Election of Directors - Nominees for Class I of our Board of Directors” for information relating to Mr. Fleury and Mr. Blake, and “Proposal 1-Election of Directors – Incumbent Class II Directors” for information relating to Mr. Mr. Regenstein.

John C. Reed joined Command Security in February 2001 as a Regional Manager of Connecticut and Massachusetts.  In January 2007, Mr. Reed was promoted to his current position Regional Vice-President for the New England Region of Command Security Corporation covering all of Connecticut, Massachusetts, Rhode Island, New Hampshire, Vermont and Maine.  Mr. Reed also oversees Command Security Corporation’s operations in Chicago, IL.  Prior to joining Command Security Corporation, Mr. Reed worked with U.S. Security Associates in charge of New England operations.  His Boston operation was one of the largest operations within the New England Region.  Mr. Reed began his career working with JKA Enterprises as a Field Director handling accounts for Ford Motor Credit and the Bank of New England.  Mr. Reed is a former law enforcement officer from Tennessee and Massachusetts where he had been assigned to the patrol and investigation division.

William A. Vigna joined Command Security in January 2007 and has oversight for our offices in various locations in Delaware, Maryland, Pennsylvania, New Jersey and New York.  Mr. Vigna began his career in 1981 with Pinkerton Security Services (formerly California Plant Protection and currently, Securitas).  He rose through the ranks from supervisor to area manager with responsibility for over $30 million in revenue.  In 1989, Mr. Vigna became the Vice President for Management Safeguards, a division of United Security Group which in 1995 was acquired by Command Security Corporation.  He then joined Bell Security, Inc. as Vice President of New Jersey Operations.  He remained there until 2001 and managed all financial and operational aspects of the company.  In 2001, Mr. Vigna joined Winfield Security, a New York-based regional contract security services company as the Regional Manager for New Jersey Operations.

Marc W. Brown joined Command Security in April 2007 as Vice President – Corporate and Regional Vice President for the West Region.  Prior to joining Command Security Corporation, Mr. Brown served from 2000 to 2007 as President of Brown Security Industries, Inc. (“BSI”), and as Chief Executive Officer and Chief Financial Officer, respectively, of BSI's wholly-owned subsidiaries Rodgers Police Patrol, Inc. and Strategic Security Services, Inc.  Mr. Brown was employed in various executive capacities with BSI since 1988.

Joseph T. Conlon joined Aviation Safeguards, a division of Command Security, in July 2008.  For 27 years, Mr. Conlon has been involved in the airline business, working in multiple facets of some of the largest airline competitors.  In 1981, Mr. Conlon began his career working for American Airlines, eventually being promoted to Manager of Ramp Operations overseeing the daily departure of over 190 flights and maintaining quality control and payroll for Miami’s American Airlines hub.  Mr. Conlon soon moved on to join the team at Northwest Airlines in Los Angeles, California and eventually Detroit, Michigan.  Proving a well-versed knowledge and capability to work in different functions, he became the Director of Customer Service – International before moving on to become the Managing Director of Ramp Services & Administration.  Throughout his experience, Mr. Conlon has proved repeatedly his knack for managing a great variety of tasks in several different areas of airline and airport services. Working and supervising groups ranging from 25-1,300 people proves a high competency in both interpersonal relations and organization, which leads Aviation Safeguards to believe that he is a perfect fit for an ever expanding Western Region client base and workforce.  Mr. Conlon is a native of Long Island, New York, and is married with two children.  He holds a B.A. in Business management from American Inter-Continental University and completed his post graduate work in the University of Michigan Executive Program

Security Ownership of Certain Beneficial Owners and Management

The following table presents information with respect to beneficial ownership of our common shares as of July 29, 2009 by:

•	each person known by us to beneficially own more than 5% of our outstanding common shares;

•	individuals serving as our Named Executive Officers;

•	each of our directors and nominees for director; and

•	all executive officers, directors and director nominees as a group.

Except as otherwise noted, the address of each person/entity listed in the table is c/o Command Security Corporation, P.O. Box 340, 1133 Route 55, Suite D, Lagrangeville, New York 12540. The table includes all common shares that may be issued within 60 days of July 29, 2009 upon the exercise of options and other rights beneficially owned by the indicated shareholders on that date. Beneficial ownership is determined in accordance with the rules of the SEC and includes all common shares as to which such persons have voting and investment power.  To our knowledge, except under applicable community property laws or as otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all common shares stated as being beneficially owned.  The applicable percentage of ownership for each shareholder is based on 10,805,183 common shares outstanding as of July 29, 2009, together with applicable options or warrants exercisable for common shares held by such shareholder.  Common shares that may be issued upon exercise of options and other rights beneficially owned (and that may be exercised within 60 days of July 29, 2009) are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options and other rights, but are not deemed outstanding for computing the percentage ownership of any other person.

Name	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)

Certain Beneficial Owners

David E. Smith 2450 Colorado Avenue Suite 100E Santa Monica, California 90404	742.400	6.9%

WC Capital Management, LLC 300 Drake Landing Boulevard Suite 230 Greenbrae, California 94904	641,646	5.9%

Trinad Capital, L.P.(3) 2121 Avenue of the Stars Suite 2550 Los Angeles, California 90067	2,751,383	25.5%

Named Executive Officers
Edward S. Fleury(11)	166,667	1.5%

Barry I. Regenstein(4)	492,133	4.4%

Martin C. Blake, Jr.(5)	160,000	1.5%

John C. Reed	—	*
William A. Vigna	—	*
Marc W. Brown(7)	322,024	3.0%
Joseph T. Conlon	—	*

Directors and Director Nominees**

Robert S. Ellin(6) 2121 Avenue of the Stars Suite 2550 Los Angeles, California 90067	2,808,883	25.9%

Thomas P. Kikis(8) Arcadia Securities 720 Fifth Avenue 10th Floor New York, New York 10019	934,546	8.6%

Peter T. Kikis(9) Arcadia Securities 720 Fifth Avenue 10th Floor New York, New York 10019	1,533,055	14.1%

Laurence A. Levy Holtzman Vogel PLLC 1177 Avenue of the Americas 19th Floor New York, New York 10036	71,815	*

All Executive Officers and Directors (including Director Nominees) as a Group (11 Persons)	6,489,123	54.4%

* Less than 1%.
**Information with respect to our common shares that are owned by Messrs. Fleury, Regenstein and Blake, each of whom is also a member of our Board of Directors, is set forth above in this table under the heading “Named Executive Officers.”

(1) Except as otherwise indicated below, each named person has voting and investment powers with respect to the securities owned by them.

(2) Based on 10,805,183 common shares outstanding at July 29, 2009 calculated in accordance with Rule 13d-3(d)(1)(I) as promulgated under the Exchange Act.

(3) Robert S. Ellin, one of our directors, is a managing member of Trinad Advisors GP, LLC, the general partner of Trinad Capital, L.P. and a limited partner of Trinad Capital, L.P.  Mr. Ellin expressly disclaims any beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(4) Consists of (i) 100 common shares owned directly by Mr. Regenstein, and (ii) options exercisable within 60 days of July 29, 2009 to purchase 492,033 common shares at an exercise price of $1.35 per share.

(5) Consists of options exercisable within 60 days of July 29, 2009 to purchase 160,000 common shares at an exercise price of $1.35 per share.

(6) Consists of (i) 2,751,383 common shares held by Trinad Capital, L.P., (ii) 10,000 common shares that may be issued upon the exercise of options at an exercise price of $2.05 per share held by Mr. Ellin, (iii) 10,000 common shares that may be issued upon the exercise of options at an exercise price of $2.67 per share held by Mr. Ellin, (iv) 10,000 shares that may be issued upon the exercise of options at an exercise price of $3.19 per share held by Mr. Ellin, (v) 10,000 shares that may be issued upon the exercise of options at an exercise price of $3.36 per share held by Mr. Ellin, and (vi) 17,500 shares that may be issued upon the exercise of options at an exercise price of $3.08 per share held by Mr. Ellin.  Mr. Ellin is a managing member of Trinad Advisors GP, LLC, the general partner of Trinad Capital, L.P. and a limited partner of Trinad Capital, L.P.  Mr. Ellin expressly disclaims any beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(7) Consists of (i) 272,024 common shares owned directly by Mr. Brown, and (ii) options exercisable within 60 days of July 29, 2009 to purchase 50,000 common shares at an exercise price of $3.00 per share.

(8) Consists of (i) 588,293 common shares owned directly by Mr. Thomas Kikis, (ii) 200,000 common shares held by Mr. Thomas Kikis’ wife and children for which Mr. Thomas Kikis has the discretion to vote and dispose, (iii) 85,000 common shares held by the Kikis Family Foundation over which Mr. Thomas Kikis has discretionary investment authority;   10,000 common shares that may be issued upon the exercise of options at an exercise price of $2.05 per share held by Mr. Thomas Kikis, (iv) 10,000 common shares that may be issued upon the exercise of options at an exercise price of $2.67 per share held by Mr. Thomas Kikis, (v) 10,000 common shares that may be issued upon the exercise of options at an exercise price of $3.19 per share held by Mr. Thomas Kikis, (vi) 13,753 common shares that may be issued upon the exercise of options at an exercise price of $3.36 per share held by Mr. Thomas Kikis, and (vii) 17,500 common shares that may be issued upon the exercise of options at an exercise price of $3.08 per share held by Mr. Thomas Kikis.  Mr. Thomas Kikis is the son of Mr. Peter Kikis.  Mr. Thomas Kikis expressly disclaims any beneficial ownership of securities of the Company held by Mr. Peter Kikis.

(9) Consists of (i) 1,460,555 common shares owned directly by Mr. Peter Kikis, (ii) 15,000 common shares that may be issued upon the exercise of options at an exercise price of $2.05 per share held by Mr. Peter Kikis, (iii) 15,000 common shares that may be issued upon the exercise of options at an exercise price of $2.67 per share held by Mr. Peter Kikis, (iv) 15,000 common shares that may be issued upon the exercise of options at an exercise price of $3.19 per share held by Mr. Peter Kikis, (v) 10,000 common shares that may be issued upon the exercise of options at an exercise price of $3.36 per share held by Mr. Peter Kikis, and (vi) 17,500 common shares that may be issued upon the exercise of options at an exercise price of $3.08 per share held by Mr. Peter Kikis.  Mr. Peter Kikis is the father of Mr. Thomas Kikis.  Mr. Peter Kikis expressly disclaims any beneficial ownership of securities of the Company held by Mr. Thomas Kikis.

(10) Consists of options exercisable within 60 days of July 29, 2009 to purchase (i) 50,000 common shares at an exercise price of $2.68 per share held by Mr. Levy, 4,315 common shares at an exercise price of $3.36 per share held by Mr. Levy, and 17,500 common shares at an exercise price of $3.08 per share held by Mr. Levy.

(11) Consists of options exercisable within 60 days of July 29, 2009 to purchase 166,667 common shares at an exercise price of $3.368 per share.

Board Meetings and Committees

During the fiscal year ended March 31, 2009, our Board held a total of three meetings, and all incumbent directors attended at least 75% of the meetings of our Board and the meetings of committees, if any, upon which such directors served.  Our Board has determined that each of our directors other than Edward S. Fleury, our Chief Executive Officer, Barry I. Regenstein, our President and Chief Financial Officer, and Martin C. Blake, Jr., our Chief Operating Officer, qualifies as “independent” under the listing standards of The New York Stock Exchange.

Our Board has three committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee.  All Board committees are comprised solely of independent directors.

Audit Committee

The Audit Committee currently consists of Thomas P. Kikis (Chairman), Peter T. Kikis and Robert S. Ellin. The Board has determined that each member is independent under listing standards of the New York Stock Exchange (“NYSE Amex”) and the applicable rules of the SEC, that each member is “financially literate” under the NYSE Amex listing standards and that Mr. Thomas P. Kikis qualifies as an Audit Committee Financial Expert under the applicable rules of the SEC.

The Audit Committee hires the Company's independent accountants and is charged with the responsibility of overseeing the financial reporting process of the Company. In the course of performing its functions, the Audit Committee reviews, with management and the independent accountants, the Company's internal accounting controls, the annual financial statements, the report and recommendations of the independent accountants, the scope of the audit and the qualifications and independence of the auditors. The report of the Audit Committee is set forth later in this proxy statement. The Audit Committee held four meetings during the fiscal year ended March 31, 2009. A copy of the Audit Committee charter as adopted by the Board on April 27, 2005 is available on the Company’s website at www.commandsecurity.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of Thomas P. Kikis (Chairman), Peter T. Kikis and Laurence A. Levy.  The Board has determined that each member of this committee is independent under the NYSE Amex listing standards. The Nominating and Corporate Governance Committee is responsible for identifying individuals who are qualified to become directors, recommending nominees for membership on the Board and committees of the Board, promulgating minimum qualifications that it believes must be met by director nominees, establishing policies for considering director candidates recommended by shareholders, implementing procedures for shareholders in submitting recommendations for director candidates and developing and recommending to the Board corporate governance guidelines.

The Nominating and Corporate Governance Committee has established the following minimum qualifications for prospective nominees: (1) high accomplishments in his or her respective field, with superior credentials and recognition, (2) if applicable, a demonstrated history of actively contributing at board meetings, (3) high personal and professional integrity, exceptional ability and judgment, and effectiveness, in conjunction with the other nominees to the Board, in serving the long-term interests of the shareholders and (4) sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards on which the nominee may serve. In addition, the Nominating and Corporate Governance Committee may consider a variety of other qualities and skills, including whether the nominee has direct experience in the industry or in the markets in which the Company operates and the definition of independence within the meaning of the NYSE Amex listing standards.  Nominees must also meet any applicable requirements of the SEC's regulations, state law and the Company's Certificate of Incorporation and By-laws.

The Nominating and Corporate Governance Committee has established a process for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee may solicit recommendations from any or all of the following sources: non-management directors, executive officers, third-party search firms or any other source it deems appropriate. The Nominating and Corporate Governance Committee will then, without regard to the source of the initial recommendation of such proposed director candidate, review and evaluate the qualifications of any such proposed director candidate, and conduct inquiries it deems appropriate. Upon identifying individuals qualified to become members of the Board, consistent with the minimum qualifications and other criteria approved by the Board from time to time, and provided that the Company is not legally required to provide third parties with the ability to nominate individuals for election as a member of the Board, the Nominating and Corporate Governance Committee will then recommend that the Board select the director nominees for election at each annual meeting of shareholders.

The Nominating and Corporate Governance Committee will consider director candidates recommended by the Company's shareholders. A shareholder wishing to propose a nominee should submit a recommendation in writing to the Company's Secretary not less than 120 days nor more than 150 days in advance of the date that the Company's proxy statement was mailed to shareholders in connection with the previous year's annual meeting of shareholders; provided that if the date of this year's annual meeting of shareholders has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, such proposal must be received by the Company a reasonable time before the Company solicits proxies for the election of directors. Proposing shareholders are also required to provide information with regard to the nominees, including their full names and residence and business addresses; business experience for the most recent five years; including principal occupations and employment, the number of shares of the Company's stock owned by the proposed nominees and a description of legal or administrative proceedings or order or decree any nominee is or has been a party to or is or was subject to during the past five years, the name and residence and business address of the shareholder who makes the nomination, the number of shares of the Company's capital stock owned directly or indirectly by the shareholder who makes the nomination and any other information regarding each of the nominees required by Schedule 14A of the Exchange Act. A copy of the full text of the By-laws provision and the procedures established by the Nominating and Corporate Governance Committee may be obtained by writing to our Secretary.  All notices of proposals by shareholders, whether or not included in our proxy materials, should be sent to Command Security Corporation, P.O. Box 340, 1133 Route 55, Suite D, Lagrangeville, New York 12540, Attention: Edward S. Fleury, Chief Executive Officer.

The Nominating and Corporate Governance Committee was formed in April 2005 and held two meetings during the fiscal year ended March 31, 2009.  Prior to the creation of the Nominating and Corporate Governance Committee, the Board performed the functions of a nominating committee.  A copy of the Nominating and Corporate Governance Committee charter as adopted by the Board on April 27, 2005 is available on the Company’s website at www.commandsecurity.com.

Compensation Committee

The Compensation Committee currently consists of Laurence A. Levy (Chairman), Peter T. Kikis and Robert S. Ellin.  The Board has determined that each member is independent under the NYSE Amex listing standards. The Compensation Committee sets the compensation of the other senior executives of the Company, administers the stock option plans and the executive compensation programs of the Company, determines eligibility for, and awards under, such plans and programs, and makes recommendations to the Board with regard to the adoption of new employee benefit plans, stock option plans and executive compensation plans. The report of the Compensation Committee is set forth later in this proxy statement.  The Compensation Committee held five meetings during the fiscal year ended March 31, 2009.  A copy of the Compensation Committee charter as adopted by the Board on April 27, 2005 is available on the Company’s website at www.commandsecurity.com.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is currently composed of independent, non-employee directors.  No interlocking relationships exist among our Board, Compensation Committee or executive officers and the Board, Compensation Committee or executive officers of any other company, nor has an interlocking relationship existed in the past.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics that applies to directors, officers, senior management and certain other employees of the Company, including its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Company will provide a copy of its Code of Business Conduct and Ethics to any person without charge, upon request, and a copy of this code is available for viewing on our website at www.commandsecurity.com.  Requests for a copy of the Code of Business Conduct and Ethics can be made in writing to the following address: Command Security Corporation, P.O. Box 340, 1133 Route 55, Suite D, Lagrangeville, New York 12540, Attention: Edward S. Fleury, Chief Executive Officer.

Related Party Transaction Policies and Procedures

The Code of Business Conduct and Ethics includes a written policy that prohibits our directors and officers from engaging in activities that could give rise to an actual or potential conflict of interest with the Company. In keeping with the spirit of such code, and specifically the Conflict of Interest section contained in such code, it is the Company's policy not to enter into any material transaction with one of its executive officers, directors or director nominees, or shareholders known to beneficially own over 5% of a class of our common stock or their related persons, unless the transaction is approved by the Audit Committee of the Board after full disclosure.  On an annual basis, each director and executive officer is required to complete a questionnaire, which requires disclosure of any transactions that the director or executive officer, or his or her immediate family members or associates, may have with us in which the director or executive officer, or any of his or her immediate family members or associates, has a direct or indirect material interest.  The Audit Committee, which is responsible for reviewing and approving any material related party transactions, considers the responses in the questionnaires and other information regarding potential relationships between the Company and its directors and executive officers. For this purpose, the term “material” means any related party transaction that would be required to be disclosed by the Company in any of our periodic reports filed under applicable U.S. securities laws or in our proxy statement, which generally requires disclosure of related party transactions since the beginning of our last fiscal year where the amount involved exceeds $120,000.

Communications with Directors

The Board has established a process to receive communications from shareholders.  Shareholders and other interested parties may contact any member (or all members) of the Board, or the independent directors as a group, any Board committee or any Chair of any such committee by mail or electronically.  To communicate with the Board of Directors, any individual directors or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title.  All such correspondence should be sent to Command Security Corporation, P.O. Box 340, 1133 Route 55, Suite D, Lagrangeville, New York 12540, Attention:  Gary Herman, Secretary.  To communicate with any of our directors electronically, a shareholder should send an email to the Company's Secretary: gherman@gallowaycap.com.

All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board of Directors will be forwarded promptly to the addressee.  In the case of communications to the Board or any group or committee of directors, the Company's Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

It is the Company's policy that its directors are invited and encouraged to attend the Annual Meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of the outstanding common shares to file reports of ownership and changes in ownership with the SEC and to furnish copies to us.

Based upon a review of the reports furnished to us and representations made to us, we believe that, during the fiscal year ended March 31, 2009, all reports required by Section 16(a) of the Exchange Act to be filed by our officers and directors and 10% beneficial owners were filed on a timely basis.

Executive Compensation

Summary Compensation Table

The following table sets forth information regarding compensation earned by our Named Executive Officers for service during our fiscal year ended March 31, 2009, whether or not such amounts were paid in such year:

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($)(1) (i)	Total ($) (j)
Edward S. Fleury* CEO	2009	139,425	12,500					25,000	176,925

Barry I. Regenstein*** President & CFO	2009	275,000	50,000	—	—	—	—	30,000	355,000

Martin C. Blake, Jr.*** COO	2009	275,000	50,000	—	—	—	—	11,290	336,290

John C. Reed RVP	2009	116,747	10,000	—	—	—	—	3,888	130,635

William A. Vigna RVP	2009	107,846	15,000	—	—	—	—	13,317	136,163

Marc W. Brown RVP	2009	157,356	7,500	—	—	—	—	10,800	175,656

Joseph T. Conlon** RVP	2009	111,057	7,425	—	—	—	—	145	118,627

    *Mr. Fleury commenced employment with the Company on September 29, 2008.
  **Mr. Conlon commenced employment with the Company on July 21, 2008.
***Includes additional bonus compensation of $25,000 with respect to fiscal year ended March 31, 2008.

(1)
The amounts in this column reflect applicable automobile allowances, license holder allowances, commissions and unused vacation pay for each named executive officer in the amounts set forth in the table above.

Grants of Plan-Based Awards

The following table provides additional information about cash, restricted stock and option awards granted to our Named Executive Officers during our fiscal year ended March 31, 2009:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold ($) (f)	Target ($) (g)	Maximum ($) (h)	All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)	Exercise or Base Price of Option Awards ($/Share) (k)	Grant Date Fair Value of Stock and Option Awards (l)
Edward S. Fleury(1)	9/29/08	—	—	—	—	—	—	—	500,000	3.368	360,000

(1)           Granted pursuant to the Employment Agreement of Edward S. Fleury dated September 29, 2008.  Options vest with respect to one-thirty sixth (1/36th) of the aggregate number of shares on the date of issuance and on the same date of each succeeding month during the three year term of the agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes information regarding each unexercised stock option and held by each Named Executive Officer as of March 31, 2009:

Option Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)
Edward S. Fleury(4)	83,333	416,667	3.368	9/28/2018(4)

Barry I. Regenstein(1)	492,533	—	$1.35	8/29/2014(1)

Martin C. Blake, Jr.(2)	160,000	—	$1.35	8/29/2014(2)

Marc W. Brown(3)	50,000	—	$3.00	4/11/2017(3)

(1)           Granted pursuant to the Employment Agreement of Barry I. Regenstein dated August 30, 2004.  Options vested as follows:  (i) 200,000 shares on the effective date of the Employment Agreement, and (ii) 12,500 shares per month commencing one year after the effective date of the Employment Agreement.

(2)            Granted on August 30, 2004 under the Company’s 2000 Stock Option Plan.  Options vested as follows:  (i) 80,000 shares on the effective date of the Stock Option Agreement, and (ii) 5,000 shares per month commencing one year after the effective date of the Stock Option Agreement.

(3)           Granted pursuant to the Employment Agreement of Marc W. Brown dated April 12, 2007.  Options vested with respect to one-twelfth (1/12) of the aggregate number of shares on the date of issuance and on the same date of each succeeding month.

(4)           Granted pursuant to the Employment Agreement of Edward S. Fleury dated September 29, 2008.  Options vest with respect to one-thirty sixth (1/36th) of the aggregate number of shares on the date of issuance and on the same date of each succeeding month during the three year term of the agreement.

Option Exercises and Stock Vested

The following table sets forth information regarding stock options exercised by our Named Executive Officers during our fiscal year ended March 31, 2009:

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired On Exercise (#) (b)	Value Realized On Exercise ($) (c)	Number of Shares Acquired On Vesting (#) (d)	Value Realized On Vesting ($) (e)
Barry I. Regenstein(1)	7,467	16,067	—	—

Martin C. Blake, Jr.(2)	40,000	61,599	—	—

(1)           Granted pursuant to the Employment Agreement of Barry I. Regenstein dated August 30, 2004.  Options vested as follows:  (i) 200,000 shares on the effective date of the Employment Agreement, and (ii) 12,500 shares per month commencing one year after the effective date of the Employment Agreement.

(2)           Granted on August 30, 2004 under the Company’s 2000 Stock Option Plan.  Options vested as follows:  (i) 80,000 shares on the effective date of the Stock Option Agreement, and (ii) 5,000 shares per month commencing one year after the effective date of the Stock Option Agreement.

Non-Executive Director Compensation for Fiscal Year Ended March 31, 2009

The following table sets forth information regarding compensation awarded to our non-employee directors during the fiscal year ended March 31, 2009:

Name (a)	Fees Earned or Paid in Cash ($)(1) (b)	Option Awards ($)(2) (d)	Total ($) (h)
Robert S. Ellin(3)	$20,000	$15,150	$35,150

Thomas P. Kikis(4)	$24,750	$17,815	$42,565

Peter T. Kikis(5)	$23,875	$15,150	$39,025

Laurence A. Levy(6)	$16,375	$34,864	$51,239

(1)          The amounts in this column reflect Board meeting fees and committee fees earned in the fiscal year ended March 31, 2009 for service on the Company’s Board of Directors and its committees.  Each of the Company’s non-employee directors receives from the Company an annual cash fee of $10,000 which was increased to $18,000 during fiscal 2009, paid quarterly in arrears.  Non-employee directors are also paid $1,000 per meeting of the Board and its committees attended during their term of service.  In addition, the Chairman of the Company’s Audit Committee receives an additional cash payment of $2,500 per annum which was increased to $5,000 during fiscal 2009, the Chairman of the Company’s Compensation Committee receives an additional cash payment of $1,500 per annum which was increased to $5,000 during fiscal 2009 and the Chairman of the Board receives an additional cash payment of $5,000 which was instituted during fiscal 2009.

(2)          The amounts in this column reflect the compensation costs for financial reporting purposes for the year under FAS 123R without regard to forfeiture assumptions.   In addition, non-employee directors are granted a fully vested option to purchase 10,000 common shares on each anniversary of becoming a director during their term of service, which was increased to 25,000 common shares during fiscal 2009; the Chairmen of our Audit and Compensation Committees are granted a fully vested option to purchase an additional 5,000 common shares on each anniversary of their term of service as such, which was increased to 10,000 common shares during fiscal 2009.  In connection with the above increases in the annual non-employee directors option awards, the grant date was changed to December 31st.  See Note 17 “Stock Option Plan and Warrants,” in the Notes to the Company’s Consolidated Financial Statements included in Part IV, Item 15 of its Annual Report on Form 10-K for the year ended March 31, 2009 for the Company’s assumptions used to determine the compensation costs associated with stock option awards that it expensed in fiscal 2009.

(3)          On September 18, 2008, Mr. Ellin was awarded 10,000 stock options.  On December 31, 2008, Mr. Ellin was awarded 17,500 stock options.  As of March 31, 2009, Mr. Ellin had an aggregate of 57,500 stock option awards outstanding.

(4)          On September 18, 2008, Mr. Thomas Kikis was awarded 13,753 stock options.  On December 31, 2008, Mr. Thomas Kikis was awarded 17,500 stock options.  As of March 31, 2009, Mr. Thomas Kikis had an aggregate of 61,253 stock option awards outstanding.

(5)          On September 18, 2008, Mr. Peter Kikis was awarded 10,000 stock options.  On December 31, 2008, Mr. Peter Kikis was awarded 17,500 stock options.  As of March 31, 2009, Mr. Peter Kikis had an aggregate of 72,500 stock option awards outstanding.

(6)           On June 5, 2008, Mr. Levy was awarded 50,000 stock options that vest with respect to one-twelfth (1/12) of the aggregate number of shares on the date of issuance and on the same date of each succeeding month.
On September 18, 2008, Mr. Levy was awarded 4,315 stock options.  On December 31, 2008, Mr. Levy was awarded 17,500 stock options.  As of March 31, 2009, Mr. Levy had an aggregate of 71,815 stock option awards outstanding.

Employment Agreements

Edward S. Fleury

The Company is a party to an employment agreement with Mr. Fleury, which provides for his services as Chief Executive Officer until September 28, 2011.  The term of the employment agreement will be automatically extended for successive one-year periods unless either party provides to the other party notice 60 days prior to such date, or any anniversary thereof, that the notifying party does not wish to renew the employment agreement. During the term of the employment agreement, Mr. Fleury will receive a base annual salary of $290,000, which may be from time to time increased by the Company's Compensation Committee and an annual bonus as determined in accordance with the terms of any incentive plan the Compensation Committee may have in effect from time to time.  In the event the Company does not have a bonus or incentive plan in place at the time that a bonus is to be paid, the Board will make a good faith evaluation of Mr. Fleury’s contribution to the Company as determined by the Compensation Committee. Mr. Fleury is also entitled to participate in other benefit plans that the Company may have in effect from time to time.

On the effective date of the employment agreement, which is September 29, 2008, Mr. Fleury was granted 500,000 options exercisable at $3.368 per share.  The options vest at a rate of 13,889 per month during the term of the employment agreement.

In the employment agreement between the Company and Mr. Fleury if, following a Change in Control (as defined in the agreement), (i) such executive's employment is terminated by the Company (other than for cause, death or disability) or (ii) such executive terminates his employment for “good reason” (as defined in the agreement), the Executive shall be entitled to (A) all accrued payments and benefits through the termination date; (B) reimbursement of expenses through the termination date; and (C) if such termination occurs during Year 1 of the employment agreement his base salary for a period of the lesser of (x) the balance of his base salary for the remainder of Year 1 or (y) three months base salary; or if such termination occurs during Year 2 of the employment agreement a lump sum equal to six months base salary; or if such termination occurs during Year 3 of the employment agreement a lump sum equal to one year of base salary.

Barry I. Regenstein

The Company is a party to an employment agreement with Mr. Regenstein, which provides for his services as President and Chief Financial Officer until September 7, 2010.  The term of the employment agreement will be automatically extended for successive one-year periods unless either party provides to the other party notice 60 days prior to such date, or any anniversary thereof, that the notifying party does not wish to renew the employment agreement. During the term of the employment agreement, Mr. Regenstein will receive a base annual salary of $250,000, which may be from time to time increased by the Company's Compensation Committee and an annual bonus as determined in accordance with the terms of any incentive plan the Compensation Committee may have in effect from time to time, based on the attainment of performance targets established by the Compensation Committee. Mr. Regenstein is also entitled to participate in other benefit plans that the Company may have in effect from time to time.

In the employment agreement between the Company and Mr. Regenstein if, within two years following a Change in Control (as defined in the agreement), (i) such executive's employment is terminated by the Company (other than for cause, death or disability) or (ii) such executive terminates his employment for “good reason” (as defined in the agreement), the Executive shall be entitled to (A) all accrued payments through the termination date; (B) his base salary and benefits for a period of one year following the date of termination; (C) reimbursement of expenses through the termination date; and (D) any other compensation or benefits that may be owed or provided to the Executive in accordance with the terms and conditions of any applicable plans and programs of the Company.  Also, immediately upon a termination referred to in subparagraphs (i) or (ii) above within two years following a Change in Control, all then outstanding options, restricted stock and other equity-based awards granted to such executive but which have not vested as of the date of termination, shall become fully vested and all options not yet exercisable shall become exercisable.

Martin C. Blake, Jr.

The Company is a party to an employment agreement with Mr. Blake, which provides for his services as Chief Operating Officer until July 2, 2011.  The term of the employment agreement will be automatically extended for successive one-year periods unless either party provides to the other party notice 90 days prior to such date, or any anniversary thereof, that the notifying party does not wish to renew the employment agreement. During the term of the employment agreement, Mr. Blake will receive a base annual salary of $275,000, which may be from time to time increased by the Company's Compensation Committee and an annual bonus as determined in accordance with the terms of any incentive plan the Compensation Committee may have in effect from time to time or, in the absence of such a plan, such bonus as determined by the Compensation Committee.  Mr. Blake is also entitled to participate in other benefit plans that the Company may have in effect from time to time.

In the employment agreement between the Company and Mr. Blake if, within two years following a Change in Control (as defined in the agreement), (i) such executive's employment is terminated by the Company (other than for cause, death or disability) or (ii) such executive terminates his employment for “good reason” (as defined in the agreement), the Executive shall be entitled to (A) all accrued payments through the termination date; (B) his base salary for a period of the greater of (x) one month for each calendar year of employment (up to a maximum of twelve months) or (y) the remainder of the term of his employment agreement; (C) benefits through the “continuation period” as defined; (D) reimbursement of expenses through the termination date and (E) any other compensation or benefits that may be owed or provided to the Executive in accordance with the terms and conditions of any applicable plans and programs of the Company.  Also, immediately upon a termination referred to in subparagraphs (i) or (ii) above within two years following a Change in Control, all then outstanding options, restricted stock and other equity-based awards granted to such executive but which have not vested as of the date of termination, shall become fully vested and all options not yet exercisable shall become exercisable.

John C. Reed

The Company is a party to an employment agreement with Mr. Reed, which provides for his services as Regional Vice President - New England Region until December 31, 2011.  The term of the employment agreement will be automatically extended for successive one-year periods unless either party provides to the other party notice 90 days prior to such date, or any anniversary thereof, that the notifying party does not wish to renew the employment agreement. During the term of the employment agreement, Mr. Reed will receive a base annual salary of $110,000, which may be from time to time increased by the Company's Compensation Committee and an annual bonus as determined in accordance with the terms of any incentive plan the Compensation Committee may have in effect from time to time or, in the absence of such a plan, such bonus as determined by the Compensation Committee.  Mr. Reed is also entitled to participate in other benefit plans that the Company may have in effect from time to time.

In the employment agreement between the Company and Mr. Reed if, within two years following a Change in Control (as defined in the agreement), (i) such executive's employment is terminated by the Company (other than for cause, death or disability) or (ii) such executive terminates his employment for “good reason” (as defined in the agreement), the Executive shall be entitled to (A) all accrued payments through the termination date; (B) his base salary for a period of one month for each calendar year of employment (up to a maximum of twelve months); (C) benefits through the “continuation period” as defined; (D) reimbursement of expenses through the termination date and (E) any other compensation or benefits that may be owed or provided to the Executive in accordance with the terms and conditions of any applicable plans and programs of the Company.  Also, immediately upon a termination referred to in subparagraphs (i) or (ii) above within two years following a Change in Control, all then outstanding options, restricted stock and other equity-based awards granted to such executive but which have not vested as of the date of termination, shall become fully vested and all options not yet exercisable shall become exercisable.

William A. Vigna

The Company is a party to an employment agreement with Mr. Vigna, which provides for his services as Regional Vice President – Mid Atlantic Region until December 31, 2011.  The term of the employment agreement will be automatically extended for successive one-year periods unless either party provides to the other party notice 90 days prior to such date, or any anniversary thereof, that the notifying party does not wish to renew the employment agreement. During the term of the employment agreement, Mr. Vigna will receive a base annual salary of $108,000, which may be from time to time increased by the Company's Compensation Committee and an annual bonus as determined in accordance with the terms of any incentive plan the Compensation Committee may have in effect from time to time or, in the absence of such a plan, such bonus as determined by the Compensation Committee.  Mr. Vigna is also entitled to participate in other benefit plans that the Company may have in effect from time to time.

In the employment agreement between the Company and Mr. Vigna if, within two years following a Change in Control (as defined in the agreement), (i) such executive's employment is terminated by the Company (other than for cause, death or disability) or (ii) such executive terminates his employment for “good reason” (as defined in the agreement), the Executive shall be entitled to (A) all accrued payments through the termination date; (B) his base salary for a period of one month for each calendar year of employment (up to a maximum of twelve months); (C) benefits through the “continuation period” as defined; (D) reimbursement of expenses through the termination date and (E) any other compensation or benefits that may be owed or provided to the Executive in accordance with the terms and conditions of any applicable plans and programs of the Company.  Also, immediately upon a termination referred to in subparagraphs (i) or (ii) above within two years following a Change in Control, all then outstanding options, restricted stock and other equity-based awards granted to such executive but which have not vested as of the date of termination, shall become fully vested and all options not yet exercisable shall become exercisable.

Marc W. Brown

The Company is also a party to an employment agreement with Mr. Brown, which provides for his services as Vice President—Corporate and Regional Vice President—West Region.  The agreement expires on April 11, 2010.  The agreement provides for an annual base salary of $150,000, and a grant to Mr. Brown of stock options to purchase an aggregate of 50,000 shares of the Company’s common stock, which options vest as to 1/12th of the shares of common stock subject to the option in each month during his employment with the Company. The stock options expire on April 11, 2017.

For developing new business for the Company or for bringing to the Company new accounts, Mr. Brown will be entitled to receive additional compensation. The additional compensation will be based upon the net amounts received by the Company from each of the new accounts.

Additionally, after each of the first three twelve months of service Mr. Brown will receive, at the Company's option, either (i) restricted shares of the common stock of the Company or (ii) options to purchase common stock of the Company, in each case in an amount equal to two and three quarter percent (2.75%) of the net receipts from the new accounts.  Compensation for developing new business for the Company or for bringing to the Company new accounts will continue for a full five (5) years, regardless of whether or not Mr. Brown has been terminated and regardless of the reason for termination.

Joseph T. Conlon

The Company is a party to an employment agreement with Mr. Conlon, which provides for his services as Regional Vice President – Western Region, Aviation Safeguards Division until June 30, 2011.  The term of the employment agreement will be automatically extended for successive one-year periods unless either party provides to the other party notice 90 days prior to such date, or any anniversary thereof, that the notifying party does not wish to renew the employment agreement. During the term of the employment agreement, Mr. Conlon will receive a base annual salary of $165,000, which may be from time to time increased by the Company's Compensation Committee and an annual bonus as determined in accordance with the terms of any incentive plan the Compensation Committee may have in effect from time to time or, in the absence of such a plan, such bonus as determined by the Compensation Committee.  Mr. Conlon is also entitled to participate in other benefit plans that the Company may have in effect from time to time.

In the employment agreement between the Company and Mr. Conlon if, within two years following a Change in Control (as defined in the agreement), (i) such executive's employment is terminated by the Company (other than for cause, death or disability) or (ii) such executive terminates his employment for “good reason” (as defined in the agreement), the Executive shall be entitled to (A) all accrued payments through the termination date; (B) his base salary for a period of one month for each calendar year of employment (up to a maximum of twelve months); (C) benefits through the “continuation period” as defined; (D) reimbursement of expenses through the termination date and (E) any other compensation or benefits that may be owed or provided to the Executive in accordance with the terms and conditions of any applicable plans and programs of the Company.  Also, immediately upon a termination referred to in subparagraphs (i) or (ii) above within two years following a Change in Control, all then outstanding options, restricted stock and other equity-based awards granted to such executive but which have not vested as of the date of termination, shall become fully vested and all options not yet exercisable shall become exercisable.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

The Company's Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, has recommended to the Board that the following Compensation Discussion and Analysis be included in the Proxy Statement and, as incorporated by reference, in our Annual Report on Form 10-K.

COMPENSATION COMMITTEE

Laurence A. Levy (Chairman)
Peter T. Kikis
Robert S. Ellin

COMPENSATION DISCUSSION AND ANALYSIS

This compensation discussion and analysis explains the material elements of the compensation awarded to, earned by, or paid to each of our named executive officers during the last completed fiscal year.

Overview

In the current stage of the Company’s development, the objectives of its executive compensation policy have been to retain the executives who have been integral to its growth, to attract other talented and dedicated executives and to motivate each of its executives to increase overall profitability.  To achieve these goals, the Company has strived to offer each executive an overall compensation package, which is simple, but competitive and a substantial portion of which is tied to the achievement of specific performance objectives.

The Company’s overall strategy is to compensate its named executive officers with a mix of cash compensation, in the form of base salary and bonus, and equity compensation, in the form of stock options.  The Company’s goal is to set compensation levels to attract, retain, reward and motivate executive officers and employees, align compensation with business objectives and performance and with the interests of the shareholders, position compensation to reflect the individual's performance as well as the level of responsibility, skill and strategic value of the employee, recognize the evolving organizational structure of the Company and directly motivate executives to accomplish results as well as foster a company-wide team spirit.

Recently, the Company has retained a compensation consultant to prepare recommendations to the Compensation Committee for the adoption in fiscal 2010 of an Executive Incentive Program covering the Company’s executive officers.  The Company’s policy for setting compensation levels has focused on compensating its named executive officers at levels competitive for executives at companies of similar size and development operating in the industry.  Compensation decisions have been made by the Company’s Chief Executive Officer in consultation with the Compensation Committee and the Board of Directors, other than with respect to the Chief Executive Officer’s compensation, which has been determined by the Compensation Committee and the Board of Directors.  In addition to frequent discussions between the Chief Executive Officer and the Board of Directors, the Company also gathers market compensation data through negotiations related to newly hired executives.  The Company believes that the compensation levels for its named executive officers are competitive.  The Company expects that as it continues to develop its compensation policies will evolve to reflect that growth and to remain competitive.

Executive Compensation

The Company’s executive compensation policy includes the following elements:

Base Salary.  The annual base salary for Edward S. Fleury, the Company’s Chief Executive Officer; for Barry I. Regenstein, the Company's President and Chief Financial Officer; for Martin C. Blake, Jr., the Company's Chief Operating Officer; for John C. Reed, Regional Vice President—New England Region; for William A. Vigna, Regional Vice President—Mid-Atlantic Region; for Marc W. Brown, Vice President – Corporate and Regional Vice President—West Region; and for Joe Conlon, Regional Vice President—Aviation Safeguards—West Region, was reviewed and approved by the Board of Directors and were paid in accordance with employment agreements between each of such executives and the Company.  When determining their respective base salaries under their employment agreements, the Board considered, among other things, the level of responsibility, breadth of knowledge and prior experience as well as publicly available compensation information and informal survey information obtained with respect to other small-capitalization, publicly traded companies.  No specific weight is given to any of these factors in the evaluation of an executive officer's base salary.

Bonuses.  In fiscal 2009, the Compensation Committee did not establish bonus targets for the executive officers and seven bonus payouts were made in fiscal 2009 to such executives.

Stock Options.  In addition to salary and bonus, the Compensation Committee, from time to time, grants options to executive officers.  The Compensation Committee views option grants as an important component of its long-term, performance-based compensation philosophy.  Since the value of an option bears a direct relationship to the Company’s stock price, the Compensation Committee believes that options motivate executive officers to manage the Company in a manner that will also benefit shareholders.  As such, the specific number of stock options granted to an executive officer is determined on an individual basis by the Compensation Committee's perception of relative contributions or anticipated contributions to overall corporate performance.  The Compensation Committee also reviews the total number of options already held by individual executive officers at the time of grant.  In fiscal 2009, the Company did not grant options to purchase common shares to any named executive officer.

Retirement Plan.  The Company does not provide a qualified or non-qualified pension plan for its named executive officers.  All of its non-highly compensated employees, however, are eligible to participate in a defined contribution plan under Section 401(k) of the Internal Revenue Code.  The plan allows eligible employees to defer up to 15% of their compensation to the plan on a pre-tax basis, subject to the applicable dollar limit set by the Internal Revenue Service.

Perquisites and Other Benefits.  As a general matter, the Company limits the use of perquisites in compensating its senior management.

Other Compensation.  The employment agreements entered into with the Company's named executive officers will remain in their current form until such time as the Board of Directors determines, in its discretion, that revisions are appropriate.  In addition, the Company intends to continue to maintain its current benefits and perquisites for the Company's named executive officers; however, the Board of Directors, in its discretion, may modify, amend or add to a named executive officer’s executive benefits or perquisites if it deems it advisable.

Report of the Audit Committee of the Board

The following is a report of the Audit Committee of the Company's Board of Directors with respect to the Company's audited financial statements for the fiscal year ended March 31, 2009.

In connection with its function of overseeing and monitoring the financial reporting process, the Audit Committee has, among other things, done the following:

•	reviewed and discussed the Company's audited financial statements for the fiscal year ended March 31, 2009 with the Company's management and the Company's independent accountants;

•
discussed with the Company's independent accountants those matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees”, as amended by the Statement on Auditing Standards No. 90 “Audit Committee Communications”; and

•
received and reviewed the written disclosures and the letter from the Company's independent accountants required by Independence Standard No. 1, “Independence Discussions with Audit Committees,” and discussed with the Company's independent accountants their independence from the Company.

Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2009 for filing with the SEC.

AUDIT COMMITTEE

Thomas P. Kikis (Chairman)
Peter T. Kikis
Robert S. Ellin

Certain Relationships and Related Transactions

Peter T. Kikis is the father of Thomas P. Kikis. There are no other family relationships among any of our directors or executive officers.

Deadline for Receipt of Shareholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in a company's proxy statement and for consideration at the next annual meeting of its shareholders by submitting their proposals to us in a timely manner.

A proposal by a shareholder intended for inclusion in our proxy materials for the 2010 Annual Meeting of Shareholders pursuant to Rule 14a-8 of the Exchange Act must be received by us marked for the attention of the Secretary, Command Security Corporation, P.O. Box 340, 1133 Route 55, Suite D, Lagrangeville, New York, 12540, on or before March 31, 2010, in order to be considered for such inclusion. Shareholder proposals intended to be submitted at the 2010 Annual Meeting of Shareholders outside the framework of Rule 14a-8 will be considered untimely under Rule 14a-4(c)(1) if not received by us at the above address on or before June 15, 2010. If we do not receive notice of the matter by the applicable date, the proxy holders will vote on the matter, if properly presented at the meeting, in their discretion.

As to shareholder proposals intended to be presented without inclusion in our proxy statement for our next annual meeting, the people named next year as proxies will be entitled to vote as they think best on such proposals unless we have received notice of that matter at least 120 days before the date on which we mailed our proxy materials for the prior year's annual meeting of shareholders. However, even if such notice is timely received, the people named next year as proxies may nevertheless be entitled to vote as they think best on such proposals to the extent permitted by the SEC.

Other Matters

There is no reason to believe that any other business will be presented at the 2009 Annual Meeting; however, if any other business should properly and lawfully come before the 2009 Annual Meeting, the proxies will vote in accordance with the best judgment of the Board of Directors.

BY ORDER OF THE BOARD OF DIRECTORS

Edward S. Fleury
Chief Executive Officer

July 29, 2009
Lagrangeville, New York

EXHIBIT A

COMMAND SECURITY CORPORATION
2009 OMNIBUS EQUITY INCENTIVE PLAN

1.           Purpose.  The purpose of the Command Security Corporation 2009 Omnibus Equity Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Shares, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s shareholders.

2.           Definitions.  The following definitions shall be applicable throughout the Plan:

(a)           “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest.  The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(b)           “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus Award, and Performance Compensation Award granted under the Plan.

(c)           “Board” means the Board of Directors of the Company.

(d)           “Business Combination” has the meaning given such term in the definition of “Change in Control.”

(e)           “Cause” means, in the case of a particular Award, unless the applicable Award agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Cause” contained therein), (A) the Participant’s commission of, conviction for, plea of guilty or nolo contendere to a felony or a crime involving moral turpitude, or other material act or omission involving dishonesty or fraud, (B) the Participant’s conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates in any material way, (C) the Participant’s failure to perform duties as reasonably directed by the Company or the Participant’s material violation of any rule, regulation, policy or plan for the conduct of any service provider to the Company or its Affiliates or its or their business (which, if curable, is not cured within 10 days after notice thereof is provided to the Participant) or (D) the Participant’s gross negligence, willful malfeasance or material act of disloyalty with respect to the Company or its Affiliates (which, if curable, is not cured within 10 days after notice thereof is provided to the Participant).  Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

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(f)           “Change in Control” shall, in the case of a particular Award, unless the applicable Award agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i)            Any sale, lease, exchange or other transfer (in one or a series of related transactions) of all or substantially all of the assets of the Company;

(ii)           Any “person” as such term is used in Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) is or becomes, directly or indirectly, the “beneficial owner” as defined in Rule 13d-3 under the Exchange Act of securities of the Company that represent more than 50% of the combined voting power of the Company’s then outstanding voting securities (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Section 2(f), the following acquisitions shall not constitute a Change in Control:  (I) any acquisition directly from the Company, (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, (IV) any acquisition by any corporation pursuant to a transaction that complies with Sections 2(f)(iv)(A) and 2(f)(iv)(B), (V) any acquisition involving beneficial ownership of less than 50% of the then-outstanding Common Shares (the “Outstanding Company Common Shares”) or the Outstanding Company Voting Securities that is determined by the Board, based on review of public disclosure by the acquiring Person with respect to its passive investment intent, not to have a purpose or effect of changing or influencing the control of the Company; provided, however, that for purposes of this clause (V), any such acquisition in connection with (x) an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents or (y) any “Business Combination” (as defined below) shall be presumed to be for the purpose or with the effect of changing or influencing the control of the Company;

(iii)          During any period of two (2) consecutive years, the individuals who at the beginning of such period constituted the Board together with any individuals subsequently elected to the Board whose nomination by the shareholders of the Company was approved by a vote of the then incumbent Board (i.e. those members of the Board who either have been directors from the beginning of such two-year period or whose election or nomination for election was previously approved by the Board as provided in this Section 2(f)(iii)) cease for any reason to constitute a majority of the Board;

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(iv)         The Board or the shareholders of the Company approve and consummate a merger, amalgamation or consolidation (a “Business Combination”) of the Company with any other corporation, unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Shares and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Shares and the Outstanding Company Voting Securities, as the case may be, and (B) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination;

(v)          The date which is 10 business days prior to the consummation of complete liquidation of the Company.

(g)           “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto.  Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(h)           “Committee” means a committee of at least two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board.

(i)           “Common Shares” means the common shares, par value $0.0001 per share, of the Company (and any stock or other securities into which such common shares may be converted or into which they may be exchanged).

(j)           “Company” means Command Security Corporation, a New York corporation.

(k)           “Confidential Information” means any and all confidential and/or proprietary trade secrets, knowledge, data, or information of the Company including, without limitation, any: (A) drawings, inventions, methodologies, mask works, ideas, processes, formulas, source and object codes, data, programs, software source documents, works of authorship, know-how, improvements, discoveries, developments, designs and techniques, and all other work product of the Company, whether or not patentable or registrable under trademark, copyright, patent or similar laws; (B) information regarding plans for research, development, new service offerings and/or products, marketing, advertising and selling, distribution, business plans and strategies, business forecasts, budgets and unpublished financial statements, licenses, prices and costs, suppliers, customers, customer history, customer preferences, or distribution arrangements; (C) any information regarding the skills or compensation of employees, suppliers, agents, and/or independent contractors of the Company; (D) concepts and ideas relating to the development and distribution of content in any medium or to the current, future and proposed products or services of the Company; (E) information about the Company’s investment program, trading methodology, or portfolio holdings; or (F) any other information, data or the like that is labeled confidential or described as confidential.

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(l)           “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(m)           “Effective Date” means the date as of which this Plan is adopted by the Board.

(n)           “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” within the meaning of Section 162(m) of the Code.

(o)           “Eligible Person” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate; provided that if the Securities Act applies such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act; or (iv) prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or begins providing services to the Company or its Affiliates).

(p)           “Exchange Act” has the meaning given such term in the definition of “Change in Control,” and any reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(q)           “Exercise Price” has the meaning given such term in Section 7(b) of the Plan.

(r)           “Fair Market Value” means, as of any date, the value of Common Shares determined as follows:

(i)           If the Common Shares are listed on any established stock exchange or a national market system will be the closing sales price for such shares (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)          If the Common Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Common Share will be the mean between the high bid and low asked prices for the Common Shares on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii)         In the absence of an established market for the Common Shares, the Fair Market Value will be determined in good faith by the Committee.

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(s)           “Immediate Family Members” shall have the meaning set forth in Section 16(b).

(t)           “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(u)           “Indemnifiable Person” shall have the meaning set forth in Section 4(e) of the Plan.

(v)           “Intellectual Property Products” shall have the meaning set forth in Section 15(c) of the Plan.

(w)         “Mature Shares” means Common Shares owned by a Participant that are not subject to any pledge or security interest and that have been either previously acquired by the Participant on the open market or meet such other requirements, if any, as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such shares to pay the Exercise Price or satisfy a withholding obligation of the Participant.

(x)           “Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.

(y)          “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(z)           “Option” means an Award granted under Section 7 of the Plan.

(aa)        “Option Period” has the meaning given such term in Section 7(c) of the Plan.

(bb)        “Outstanding Company Common Shares” has the meaning given such term in the definition of “Change in Control.”

(cc)        “Outstanding Company Voting Securities” has the meaning given such term in the definition of “Change in Control.”

(dd)        “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.

(ee)        “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

(ff)          “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.

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(gg)       “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(hh)       “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(ii)          “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(jj)          “Permitted Transferee” shall have the meaning set forth in Section 16(b) of the Plan.

(kk)        “Person” has the meaning given such term in the definition of “Change in Control.”

(ll)          “Plan” means this Command Security Corporation 2009 Omnibus Equity Incentive Plan.

(mm)      “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(nn)        “Restricted Stock Unit” means an unfunded and unsecured promise to deliver Common Shares, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(oo)        “Restricted Stock” means Common Shares, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(pp)        “SAR Period” has the meaning given such term in Section 8(b) of the Plan.

(qq)        “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto.  Reference in the Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.

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(rr)          “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(ss)        “Stock Bonus Award” means an Award granted under Section 10 of the Plan.

(tt)          “Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.

(uu)        “Subsidiary” means, with respect to any specified Person:

(1)           any corporation, association or other business entity of which more than 50% of the total voting power of shares of Outstanding Company Voting Securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or shareholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(2)           any partnership (or any comparable foreign entity (a) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (b) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(vv)        “Substitute Award” has the meaning given such term in Section 5(e).

3.           Effective Date; Duration.  The Plan shall be effective as of the Effective Date.  The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4.           Administration.  (a) The Committee shall administer the Plan.  To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, as applicable, it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under the Plan, be an Eligible Director.  However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.  The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.  Whether a quorum is present shall be determined based on the Committee’s charter as approved by the Board.

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(b)          Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to:  (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Shares, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c)          The Committee may delegate to one or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons (i) subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, “covered employees” for purposes of Section 162(m) of the Code.

(d)          Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder of the Company.

(e)          No member of the Board, the Committee, delegate of the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder.  Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice.  The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bye-Laws.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation or Bye-Laws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

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(f)           Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards.  In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5.           Grant of Awards; Shares Subject to the Plan; Limitations.  (a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus Awards and/or Performance Compensation Awards to one or more Eligible Persons.

(b)          Awards granted under the Plan shall be subject to the following limitations:  (i) subject to Section 12 of the Plan, the Committee is authorized to deliver under the Plan 1,500,000 Common Shares and (ii) the maximum number of Common Shares that may be granted under the Plan to any Participant during any single year with respect to Performance Compensation Awards that are Options or SARs shall be 750,000 Common Shares.

(c)          Use of Common Shares to pay the required Exercise Price or tax obligations, or shares not issued in connection with settlement of an Option or SAR or that are used or withheld to satisfy tax obligations of the Participant shall, notwithstanding anything herein to the contrary, not be available again for other Awards under the Plan.  Shares underlying Awards under this Plan that are forfeited, cancelled, expire unexercised, or are settled in cash are available again for Awards under the Plan.

(d)          Common Shares delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

(e)          Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”).  The number of Common Shares underlying any Substitute Awards shall be counted against the aggregate number of Common Shares available for Awards under the Plan.

6.           Eligibility.  Participation shall be limited to Eligible Persons who have entered into an Award agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

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7.           Options.  (a) Generally.  Each Option granted under the Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)).  Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.  All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option.  Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code.  No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code; provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained.  In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code.  If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(b)          Exercise Price.  The exercise price (“Exercise Price”) per Common Share for each Option shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate, the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant and provided further, that, notwithstanding any provision herein to the contrary, the Exercise Price shall not be less than the par value per Common Share.

(c)          Vesting and Expiration.  Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate; provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability.  Unless otherwise provided by the Committee in an Award agreement:  (i) an Option shall vest and become exercisable with respect to 100% of the Common Shares subject to such Option on the third anniversary of the Date of Grant; (ii) the unvested portion of an Option shall expire upon termination of employment or service of the Participant granted the Option, and the vested portion of such Option shall remain exercisable for (A) one year following termination of employment or service by reason of such Participant’s death or disability (as determined by the Committee), but not later than the expiration of the Option Period or (B) 90 days following termination of employment or service for any reason other than such Participant’s death or disability, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the Option Period; and (iii) both the unvested and the vested portion of an Option shall expire upon the termination of the Participant’s employment or service by the Company for Cause.

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(d)          Method of Exercise and Form of Payment.  No Common Shares shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld.  Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Option accompanied by payment of the Exercise Price.  The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or Common Shares valued at the fair market value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Common Shares in lieu of actual delivery of such shares to the Company); provided that such Common Shares are not subject to any pledge or other security interest and are Mature Shares and; (ii) by such other method as the Committee may permit in accordance with applicable law, in its sole discretion, including without limitation:  (A) in other property having a fair market value on the date of exercise equal to the Exercise Price or (B) if there is a public market for the Common Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by a “net exercise” method whereby the Company withholds from the delivery of the Common Shares for which the Option was exercised that number of Common Shares having a fair market value equal to the aggregate Exercise Price for the Common Shares for which the Option was exercised.  Any fractional Common Shares shall be settled in cash.

(e)          Notification upon Disqualifying Disposition of an Incentive Stock Option.  Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Shares acquired pursuant to the exercise of such Incentive Stock Option.  A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Shares before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option.  The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.

(f)           Compliance With Laws, etc.  Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

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8.           Stock Appreciation Rights.  (a) Generally.  Each SAR granted under the Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)).  Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.  Any Option granted under the Plan may include tandem SARs.  The Committee also may award SARs to Eligible Persons independent of any Option.

(b)          Exercise Price.  The Exercise Price per Common Share for each Option shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant

(c)          Vesting and Expiration.  A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option.  A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability.  Unless otherwise provided by the Committee in an Award agreement:  (i) a SAR shall vest and become exercisable with respect to 100% of the Common Shares subject to such SAR on the third anniversary of the Date of Grant; (ii) the unvested portion of a SAR shall expire upon termination of employment or service of the Participant granted the SAR, and the vested portion of such SAR shall remain exercisable for (A) one year following termination of employment or service by reason of such Participant’s death or disability (as determined by the Committee), but not later than the expiration of the SAR Period or (B) 90 days following termination of employment or service for any reason other than such Participant’s death or disability, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the SAR Period; and (iii) both the unvested and the vested portion of a SAR shall expire upon the termination of the Participant’s employment or service by the Company for Cause.

(d)          Method of Exercise.  SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.  Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an option, the SAR Period), the fair market value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(e)          Payment.  Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the fair market value of one Common Share on the exercise date over the Strike Price, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld.  The Company shall pay such amount in cash, in Common Shares valued at fair market value, or any combination thereof, as determined by the Committee.  Any fractional Common Share shall be settled in cash.

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9.           Restricted Stock and Restricted Stock Units.  (a) Generally.  Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)).  Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

(b)          Restricted Accounts; Escrow or Similar Arrangement.  Upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate share power (endorsed in blank) with respect to the Restricted Stock covered by such agreement.  If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank share power within the amount of time specified by the Committee, the Award shall be null and void.  Subject to the restrictions set forth in this Section 9 and the applicable Award agreement, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock and the right to receive dividends, if applicable.  To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect thereto shall terminate without further obligation on the part of the Company.

(c)          Vesting; Acceleration of Lapse of Restrictions.  Unless otherwise provided by the Committee in an Award agreement:  (i) the Restricted Period shall lapse with respect to 100% of the Restricted Stock and Restricted Stock Units on the third anniversary of the Date of Grant; and (ii) the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon termination of employment or service of the Participant granted the applicable Award.

(d)          Delivery of Restricted Stock and Settlement of Restricted Stock Units.  (i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement.  If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a fair market value equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Award agreement).

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(ii)          Unless otherwise provided by the Committee in an Award agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one Common Share for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Common Share in lieu of delivering only Common Shares in respect of such Restricted Stock Units or (ii) defer the delivery of Common Shares (or cash or part Common Shares and part cash, as the case may be) beyond the expiration of the Restricted Period if such delivery would result in a violation of applicable law until such time as is no longer the case.  If a cash payment is made in lieu of delivering Common Shares, the amount of such payment shall be equal to the fair market value of the Common Shares as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld.

10.          Stock Bonus Awards.  The Committee may issue unrestricted Common Shares, or other Awards denominated in Common Shares, under the Plan to Eligible Persons, either alone or in tandem with other awards, in such amounts as the Committee shall from time to time in its sole discretion determine.  Each Stock Bonus Award granted under the Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)).  Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

11.          Performance Compensation Awards.  (a) Generally.  The Committee shall have the authority, at the time of grant of any Award described in Sections 7 through 10 of the Plan, to designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.  The Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(b)         Discretion of Committee with Respect to Performance Compensation Awards.  With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula.  Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code, if applicable), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

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(c)         Performance Criteria.  The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions or operational units, or any combination of the foregoing) and shall include the following:  (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or revenue growth; (iv) gross profit or gross profit growth; (v) operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (viii) earnings before or after taxes, interest, depreciation and/or amortization; (ix) gross or operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total shareholder return); (xii) expense targets; (xiii) margins; (xiv) operating efficiency; (xv) objective measures of customer satisfaction; (xvi) working capital targets; (xvii) measures of economic value added; (xviii) inventory control; (xix) enterprise value; (xx) sales; (xxi) debt levels and net debt; (xxii) combined ratio; (xxiii) timely launch of new facilities; (xxiv) client retention; (xxv) employee retention; (xxvi) timely completion of new product rollouts; and (xxvii)  objective measures of personal targets, goals or completion of projects.  Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any business unit(s) of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices.  The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph.  To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period and thereafter promptly communicate such Performance Criteria to the Participant.

(d)          Modification of Performance Goal(s).  In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining shareholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining shareholder approval.  The Committee is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code, if applicable), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code, in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events:  (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; and (ix) a change in the Company’s fiscal year.

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(e)          Payment of Performance Compensation Awards.  (i) Condition to Receipt of Payment.  Unless otherwise provided in the applicable Award agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii)          Limitation.  A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that:  (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

(iii)         Certification.  Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula.  The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

(iv)        Use of Negative Discretion.  In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate.  The Committee shall not have the discretion, except as is otherwise provided in the Plan, to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of the Plan.

(f)           Timing of Award Payments.  Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11, but in no event later than two-and-one-half months following the end of the fiscal year during which the Performance Period is completed.

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12.           Changes in Capital Structure and Similar Events.  In the event of (a) any dividend or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to acquire Common Shares or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Common Shares, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

(i)           adjusting any or all of (A) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);

(ii)          providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

(iii)         canceling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Common Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per Common Share received or to be received by other shareholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the fair market value (as of a date specified by the Committee) of the Common Shares subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the fair market value of a Common Share subject thereto may be canceled and terminated without any payment or consideration therefor); provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring.  Any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act.  The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

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13.           Effect of Change in Control.  Except to the extent otherwise provided in an Award agreement, in the event of a Change in Control, notwithstanding any provision of the Plan to the contrary, the Committee may provide that, with respect to all or any portion of a particular outstanding Award or Awards:

(a)          the then outstanding Options and SARs shall become immediately exercisable as of a time prior to the Change in Control;

(b)          the Restricted Period shall expire as of a time prior to the Change in Control (including without limitation a waiver of any applicable Performance Goals);

(c)          Performance Periods in effect on the date the Change in Control occurs shall end on such date, and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (ii) cause the Participant to receive partial or full payment of Awards for each such Performance Period based upon the Committee’s determination of the degree of attainment of the Performance Goals, or assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) through (c) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transactions with respect to the Common Shares subject to their Awards.

14.           Amendments and Termination.  (a) Amendment and Termination of the Plan.  The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that (i) no amendment to Section 11(c) or Section 14(b) (to the extent required by the proviso in such Section 14(b)) shall be made without shareholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted or to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

(b)          Amendment of Award Agreements.  The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without shareholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR, another Award or cash and (iii) the Committee may not take any other action that is considered a “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Shares are listed or quoted.

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15.           Restrictive Covenants.  (a)  Confidentiality.  By accepting an Award under the Plan, and as a condition thereof, each Participant agrees not to, at any time, either during their employment or thereafter, divulge, use, publish or in any other manner reveal, directly or indirectly, to any person, firm, corporation or any other form of business organization or arrangement, and to keep in the strictest confidence any Confidential Information, except (i) as may be necessary to the performance of the Participant’s duties to the Company, (ii) with the Company’s express written consent, (iii) to the extent that any such information is in or becomes in the public domain other than as a result of the Participant’s breach of any of his or her obligations under this Section 15(a), or (iv) where required to be disclosed by court order, subpoena or other government process and in such event, the Participant shall cooperate with the Company in attempting to keep such information confidential to the maximum extent possible.  Upon the request of the Company or an Affiliate, the Participant agrees to promptly deliver to the Company the originals and all copies, in whatever medium, of all such Confidential Information.

(b)          Non-Disparagement.  By accepting an Award under the Plan, and as a condition thereof, the Participant acknowledges and agrees that he or she will not defame or publicly criticize the services, business, integrity, veracity or personal or professional reputation of the Company, including its officers, directors, partners, executives or agents, in either a professional or personal manner at any time during or following his or her employment.

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(c)          Post-Employment Property.  By accepting an Award under the Plan, and as a condition thereof, the Participant agrees that any work of authorship, invention, design, discovery, development, technique, improvement, source code, hardware, device, data, apparatus, practice, process, method or other work product whatever (whether patentable or subject to copyright, or not, and hereinafter collectively called “discovery”) related to the business of the Company that the Participant, either solely or in collaboration with others, has made or may make, discover, invent, develop, perfect, or reduce to practice during his or her employment, whether or not during regular business hours and created, conceived or prepared on the Company’s premises or otherwise shall be the sole and complete property of the Company.  More particularly, and without limiting the foregoing, the Participant agrees that all of the foregoing and any (i) inventions (whether patentable or not, and without regard to whether any patent therefor is ever sought), (ii) marks, names, or logos (whether or not registrable as trade or service marks, and without regard to whether registration therefor is ever sought), (iii) works of authorship (without regard to whether any claim of copyright therein is ever registered), and (iv) trade secrets, ideas, and concepts ((i) — (iv) collectively, “Intellectual Property Products”) created, conceived, or prepared on the Company’s premises or otherwise, whether or not during normal business hours, shall perpetually and throughout the world be the exclusive property of the Company, as shall all tangible media (including, but not limited to, papers, computer media of all types, and models) in which such Intellectual Property Products shall be recorded or otherwise fixed.  The Participant further agrees promptly to disclose in writing and deliver to the Company all Intellectual Property Products created during his or her engagement by the Company, whether or not during normal business hours.  The Participant agrees that all works of authorship created by the Participant during his or her engagement by the Company shall be works made for hire of which the Company is the author and owner of copyright.  To the extent that any competent decision-making authority should ever determine that any work of authorship created by the Participant during his or her engagement by the Company is not a work made for hire, by accepting an Award, the Participant assigns all right, title and interest in the copyright therein, in perpetuity and throughout the world, to the Company.  To the extent that this Plan does not otherwise serve to grant or otherwise vest in the Company all rights in any Intellectual Property Product created by the Participant during his or her engagement by the Company, by accepting an Award, the Participant assigns all right, title and interest therein, in perpetuity and throughout the world, to the Company.  The Participant agrees to execute, immediately upon the Company’s reasonable request and without charge, any further assignments, applications, conveyances or other instruments, at any time, whether or not the Participant is engaged by the Company at the time such request is made, in order to permit the Company and/or its respective assigns to protect, perfect, register, record, maintain, or enhance their rights in any Intellectual Property Product; provided that the Company shall bear the cost of any such assignments, applications or consequences.  Upon termination of the Participant’s employment by the Company for any reason whatsoever, and at any earlier time the Company so requests, the Participant will immediately deliver to the custody of the person designated by the Company all originals and copies of any documents and other property of the Company in the Participant’s possession, under the Participant’s control or to which he or she may have access.

For purposes of this Section 15, the term “Company” shall include the Company and its Affiliates.

16.          General.  (a) Award Agreements.  Each Award under the Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee.

(b)          Nontransferability.  (i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative.  No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

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(ii)          Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to:  (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; or (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award agreement. (each transferee described in clauses (A), (B) (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii)         The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Common Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.

(c)          Tax Withholding.  (i) A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, Common Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Shares, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

(ii)          Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of Common Shares (which are not subject to any pledge or other security interest and are Mature Shares) owned by the Participant having a fair market value equal to such withholding liability or (B) having the Company withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a fair market value equal to such withholding liability (but no more than the minimum required statutory withholding liability).

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(d)          No Claim to Awards; No Rights to Continued Employment; Waiver.  No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award.  There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards.  The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.  Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board.  The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award agreement.  By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(e)          International Participants.  With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expected to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may in its sole discretion amend the terms of the Plan or outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

(f)           Designation and Change of Beneficiary.  Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death.  A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee.  The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt.  If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(g)          Termination of Employment/Service.  Unless determined otherwise by the Committee at any point following such event:  (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company or an Affiliate.

22

(h)          No Rights as a Stockholder.  Except as otherwise specifically provided in the Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of Common Shares that are subject to Awards hereunder until such shares have been issued or delivered to that person.

(i)           Government and Other Regulations.  (i) The obligation of the Company to settle Awards in Common Shares or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required.  Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Common Shares pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with.  The Company shall be under no obligation to register for sale under the Securities Act any of the Common Shares to be offered or sold under the Plan.  The Committee shall have the authority to provide that all certificates for Common Shares or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.  Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii)          The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Common Shares from the public markets, the Company’s issuance of Common Shares to the Participant, the Participant’s acquisition of Common Shares from the Company and/or the Participant’s sale of Common Shares to the public markets, illegal, impracticable or inadvisable.  If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate fair market value of the Common Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Common Shares (in the case of any other Award).  Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

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(j)           Payments to Persons Other Than Participants.  If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment.  Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k)          Nonexclusivity of the Plan.  Neither the adoption of this Plan by the Board nor the submission of this Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(l)           No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand.  No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes.  Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(m)         Reliance on Reports.  Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.

(n)         Relationship to Other Benefits.  No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(o)         Governing Law.  The Plan shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and performed wholly within the State of New York, without giving effect to the conflict of laws provisions thereof.

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(p)          Severability.  If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(q)          Obligations Binding on Successors.  The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(r)           Code Section 162(m) Approval.  If so determined by the Committee, the provisions of the Plan regarding Performance Compensation Awards shall be disclosed and reapproved by shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved such provisions, in each case in order for certain Awards granted after such time to be exempt from the deduction limitations of Section 162(m) of the Code.  Nothing in this clause, however, shall affect the validity of Awards granted after such time if such shareholder approval has not been obtained.

(s)          Expenses; Gender; Titles and Headings.  The expenses of administering the Plan shall be borne by the Company and its Affiliates.  Masculine pronouns and other words of masculine gender shall refer to both men and women.  The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

(t)          Other Agreements.  Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Shares under an Award, that the Participant execute lock-up, shareholder or other agreements, as it may determine in its sole and absolute discretion.

(u)         Payments.  Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive Common Shares under any Award made under the Plan.

*     *      *

As adopted by the Board of Directors of Command Security Corporation on ____________  ____, 2009.

As approved by the shareholders of Command Security Corporation on ____________  ____, 2009.

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COMMAND SECURITY CORPORATION

COMMAND SECURITY CORPORATION
1133 RT 55 LEXINGTON PARK
P.O. BOX 340
LAGRANGEVILLE, NY 12540

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors
Nominees

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Edward S. Fleury   02 Peter T. Kikis   03 Martin C. Blake, Jr.   04 Laurence A. Levy

The Board of Directors recommends you vote FOR the following proposal(s):

	For	Against	Abstain
2. Proposal to approve the adoption of the Company's 2009 Omnibus Equity Incentive Plan.	☐	☐	☐
3. Proposal to ratify the appointment of D'Arcangelo & Co. LLP as independent accountants of the Company for the fiscal year ending March 31, 2010.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date

Signature (Joint Owners)   Date

0000028380_1   R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

COMMAND SECURITY CORPORATION
This proxy is solicited by the Board of Directors
Annual Meeting of the Shareholders
Thursday, September 17, 2009

The shareholder hereby appoints Edward S. Fleury and Barry I. Regenstein, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Command Security Corporation that the shareholder is entitled to vote at the Annual Meeting of Shareholder to be held at 12:00 Noon, Eastern Time on September 17, 2009, at the Offices of Akin Gump Strauss Hauer & Feld LLP, One Bryant Park, New York, NY 10036, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000028380_2 R2.09.05.010